Exhibit 10.8
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.
SOLICITATION, OFFER AND AWARD 1. THIS CONTRACT IS A RATED ORDERUNDER DPAS (15 CFR 700)RATING DO-C9
PAGE OF PAGES — 1 26 —— — 2. CONTRACT NUMBER 3. SOLICITATION NUMBER 5. DATE ISSUED 6. REQUISITION/PURCHASE NUMBER W9113M-04-D-0002 W9113M-0R-4-0004 4. TYPE OF SOLICITATION 11/18/2003 W90GXK33010005 —— —— —— — ☐ SEALED BID (IFB) ☐ NEGOTIATED (RFP) — 7. ISSUED BY CODE W9113M 8. ADDRESS OFFER TO (if other than Item 7) —— Same — US Army Space and Missile Defense Command, 64 Thomas Johnson Drive Frederick, MD 21702 — NOTE: In sealed bid solicitations “offer” and “offeror” mean “bid” and “bidder”. — SOLICITATION — 9. Sealed offers in original and copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in until local time (Hour) (Date) CAUTION — LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation. — 10. FOR INFORMATION A. NAME C. E-MAIL ADDRESS CALL: Lynn M. Selfridge B. TELEPHONE (NO COLLECT CALLS) Lynne.Selfridge@SMCC.A —— —— —— — AREA CODE NUMBER EXT. 301 619-2707 — —— — 11. TABLE OF CONTENTS — (X) SEC. DESCRIPTION PAGE(S) (X) SEC. DESCRIPTION PAGE(S) -— —— —— —— -— —— —— — PART I — THE SCHEDULE PART II — CONTRACT CLAUSES —— — X A SOLICITATION/CONTRACT FORM 1 X I CONTRACT CLAUSES 12-26 —— —— —— — — —— —— — X B SUPPLIES OR SERVICES AND PRICES/COSTS 2-3 PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH. —— —— —— -— — X C DESCRIPTION/SPECS./WORK STATEMENT 4-6 X J LIST OF ATTACHMENTS 26 —— —— —— -— — —— —— — D PACKAGING AND MARKING PART IV — REPRESENTATIONS AND INSTRUCTIONS —— —— — REPRESENTATIONS, CERTIFICATIONS AND OTHER X E INSPECTION AND ACCEPTANCE 7 K STATEMENTS OF OFFERORS —— —— —— — —— — X F DELIVERIES OR PERFORMANCE 8 —— —— —— - X G CONTRACT ADMINISTRATION DATA 9 L INSTRS., CONDS., AND NOTICES TO OFFERORS —— —— —— — —— — X H SPECIAL CONTRACT REQUIREMENTS 10-11 M EVALUATION FACTORS FOR AWARD —— —— —— —— —— — OFFER (Must be fully completed by offeror) — NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period. —
12. In compliance with the above, the undersigned agrees, if this offer is accepted within 60 calendar days (60 calendar days unless a different — period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule. — 13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8) 10 CALENDAR DAYS (%) 20 CALENDAR DAYS (%) 30 CALENDAR DAYS (%) CALENDAR DAYS (%) —— —— —
14. ACKNOWLEDGEMENT OF AMEND- MENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated): AMENDMENT NO. DATE AMENDMENT NO. DATE —— —— —— —— —
15A. NAME AND ADDRESS 16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER OF OFFER- (Type or print) OR CODE 1H0B6 FACILITY Robert G. Kramer, President —— —— —— — BioPort Corporation 3500 N. Martin Luther King JR., Blvd. Lansing, Michigan 48906 — 15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE — ENTER SUCH 17. SIGNATURE 18. OFFER DATE 15B. TELEPHONE NUMBER ☐ ADDRESS IN SCHEDULE. /s/ Robert G. Kramer Jan. 3, 2004 —— —— —— —— —
AREA CODE NUMBER 517 327 — 1579 EXT. -— —
AWARD (To be completed by Government)
— 19. ACCEPTED AS TO ITEMS NUMBERED 21. ACCOUNTING AND APPROPRIATION 0001-0003 20. AMOUNT To be cited on individual delivery orders — 22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: 23. SUBMIT INVOICES TO ADDRESS ITEM SHOWN IN (4 copies unless otherwise specified) — ☒ 10 U.S.C. 2304(c) (1) ☐ 41 U.S.C. 253(c) ( ) —— —— —— —
24. ADMINISTERED BY (If other than Item 7) CODE S2303A 25. PAYMENT WILL BE MADE BY CODE — DCMA Detroit-Grand Rapids DFAS-Columbus 678 Front Avenue, NW ATTN: DFAS-CO/Chesapeake, PO Box 182264 Grand Rapids, MI 49504-5352 Columbus, Ohio 43218-2264 —— —
26. NAME OF CONTRACTING OFFICER (Type or print) 27. UNITED STATES OF AMERICA 28. AWARD DATE Lynn M. Selfridge (Signature of Contracting Officer) 01/02/2004 —— —— —
IMPORTANT — Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice. — AUTHORIZED FOR LOCAL REPRODUCTION STANDARD FORM 33 (REV. 9-97) Previous edition is unusable Prohibited by GSA — FAR (48 CFR) 53.214(c)

W9113M-04-D-0002

Section B — Supplies or Services and Prices

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		MAX AMOUNT
0001		[**]		$	[**]	$71,248,954.50

	Doses of Vaccine FFP as identified in Section C, during the period of January 1, 2004 through December 31, 2004. PURCHASE REQUEST NUMBER: W90GXK33010005

				MAX NET AMT		$71,248,954.50

	ACRN AA Funded Amount
FOB: Origin

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		MAX AMOUNT
0002		[**]		$	[**]	$95,950,567.80
OPTION

	Doses of Vaccine FFP as identified in Section C, during the period of January 1, 2005 through December 31, 2005. PURCHASE REQUEST NUMBER: W90GXK33010005

				MAX NET AMT		$95,950,567.80

	Funded Amount					$0.00
FOB: Origin

W9113M-04-D-0002

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		MAX AMOUNT
0003		[**]		$	[**]	$78,340,433.60
OPTION

	Doses of Vaccine FFP as identified in Section C, during the period of January 1, 2006 through September 30, 2006. PURCHASE REQUEST NUMBER: W90GXK33010005

				MAX NET AMT		$78,340,433.60

	Funded Amount					$0.00
FOB: Origin
CLIN DELIVERY/TASK ORDER MINIMUM/MAXIMUM QUANTITY AND CLIN ORDER VALUE
The minimum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not be less than the minimum quantity and order value stated in the following table. The maximum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not exceed the maximum quantity and order value stated in the following table.

	MINIMUM	MINIMUM	MAXIMUM	MAXIMUM
CLIN	QUANTITY	AMOUNT	QUANTITY	AMOUNT
0001	1,297,380	[**]	[**]	71,248,954
0002	1,533,090	[**]	[**]	$95,950,568
0003	1,034,930	[**]	[**]	$78,340,434

W9113M-04-D-0002

Section C — Descriptions and Specifications
STATEMENT OF WORK
Section C. Statement of Work/Specifications
C.1 Summary. The contractor shall provide the necessary qualified personnel, facilities, material, equipment, and services to produce, test, bottle, and place into storage FDA licensed Anthrax Vaccine Adsorbed (AVA) in accordance with the contractor’s standard operating procedures and BioPort’s Food and Drug Administration Biologics License and all federal government regulatory, and statuary requirements applicable to the manufacture, formulation, filling and testing of AVA.
C.1.2 Definitions.
a. Manufacturing Stage is defined as the completion of:
[**]
Upon receipt of test results and internal release by Quality Assurance/Quality Control, the material is advanced to the Formulation Stage.
b. Formulation Stage means the [**]. Upon receipt of test results and internal release by Quality Assurance/Quality Control, the subject lots are advanced to the Filling Stage.
c. Filling Stage means the placement of bulk AVA in vials each containing sufficient volume to allow for 10 full doses. Samples are tested for safety, sterility, and potency. Upon receipt of test results and internal release by Quality Assurance/Quality Control, a release protocol is submitted to the FDA.
d. Release Stage means the receipt from the FDA of a letter releasing a lot of AVA for sale and distribution.
e. FOB Origin is defined as the Contractor’s Facility 3500 N. Martin Luther King Jr., Boulevard, Lansing, Michigan 48906.
f. The term “within” as related to paragraph (a) of FAR 52.217-9, is defined as “at least.”
C.1.3 The production process consists of the following four stages:
1.	Manufacture

2.	Formulation

3.	Filling

4.	FDA Release
C.1.4 Test and Evaluation During Production

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a. The contractor is responsible for establishing and maintaining quality assurance and quality control programs to ensure that product delivered under the contract, and that all testing requirements, meet both FDA regulatory requirements as well as the FDA license for AVA.
b. All other testing, including testing of the Pentavalent Botulinum Vaccine, and is presently provided under contract DAMD17-99-D-0003. Upon completion of this contract, the testing requirements shall be incorporated into this contract. The costs for conducting the tests under DAMD17-99-C-0003 are not presently included in this contract.
C.1.5 Shipping
Shipping of the vaccine is presently accomplished under DAMD17-99-D-0003, but shall be incorporated into this contract upon completion. Presently, the cost to ship vaccine is not included in this contract.
C.1.6 Early Delivery of Doses
The Contractor may deliver quantities of AVA doses in advance of the delivery schedule found at Attachment No. 1, Section J of this contract.
C.2 Contractor Use of Government Owned Property.
The Contractor shall have exclusive use of the property owned by the Government at the Contractor’s facility to manufacture AVA doses. A complete list of the Contractor Acquired Property is found in Attachment 2 in Section J of this contract. The fee for using this property shall be $[**] per dose of vaccine produced for private sales. For the first performance period of January 1, 2004 to December 31, 2004, the Contractor may be credited against the last invoice for doses delivered. For all other ensuing contract periods, the Contractor shall credit the usage fee on a monthly basis as the equipment is used in producing an inventory of doses for private sales.
C.3 Dose Equivalent Invoicing.
The Contractor will invoice the Government using a dose equivalent of [**] doses per lot for performance milestones 1, 2, &3. Upon reaching the fourth and final milestone, the contractor will adjust the final invoice either upward or downward, as appropriate to compensate for any difference in the actual number of doses delivered per lot.
C.4 FDA Action/Inaction.
The Contractor shall not be terminated for cause, in accordance with FAR 212-14 (m), if it is unable to deliver AVA doses in accordance with the delivery schedule set forth in Attachment 3 in Section J of the Contract due to action or inaction of the Food And Drug Administration, except to the extent that such action or inaction is a direct consequence of the Contractor’s negligence.
C.3 Notification of Sales.
The Contractor agrees to provide notification as a courtesy to the JVAP Product Manager of any sale of AVA to any non-U.S. company or government within five business days of making the sale.
C.4 Reporting
The contractor shall provide a Monthly Contract Status Report. During the base contract period of January 1, 2004 to December 31, 2004, the report shall be submitted weekly at the conclusion of the business week. The weekly

W9113M-04-D-0002

report shall provide the same information as the monthly reports provide as of November 20, 2003, submitted under contract DAMD17-98-C-8052. Changes in the frequency of this data item may occur in the option periods.
C.5 Government Space in Contractor’s Facility
The contractor shall provide office space within the contractor’s facility to accommodate a Defense Contract Management Agency representative and JVAP representative(s) who will be onsite on a full-time basis.
C.6 Public Release of Information.
The contractor agrees to provide an advance copy of any release of information if there is a reference to the Anthrax Vaccine Program or if the information released may impact the Anthrax Vaccine Program. This provision is not intended to restrict dissemination of corporate information or the release of any information related to this Contract to third parties conducting normal due diligence on the Contractor in connection with capital raising activities or other types of corporate reorganizations where such release may be required. The advance notice will allow the DoD time to facilitate a response to any potential inquiries resulting from the information release and to be alert to the possibility of the inadvertent release of information, which could be taken out of context.
End of Section C.

W9113M-04-D-0002

Section E — Inspection and Acceptance
INSPECTION AND ACCEPTANCE TERMS
Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin (Contractor’s Facility)	Government	Origin (Contractor’s Facility)	Government
0002	Origin (Contractor’s Facility)	Government	Origin (Contractor’s Facility)	Government
0003	Origin (Contractor’s Facility)	Government	Origin (Contractor’s Facility)	Government

W9113M-04-D-0002

Section F — Deliveries or Performance
DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	IAW Attachment No. 1 in Section J of the Contract	1,297,380	To be determined	TBD

0002	Will be provided at time of exercising option.	1,533,090	To be determined	TBD

0003	Will be provided at time of exercising option.	1,034,930	To be determined	TBD
CLAUSES INCORPORATED BY REFERENCE
52.247-29                 F.O.B. Origin                                                              JUN 1988

W9113M-04-D-0002

Section G — Contract Administration Data
ACCOUNTING AND APPROPRIATION DATA
AA:     9740300260145Y5YCM306100BP000252G12YMAVW90GXK43010005YMAV12044008
AMOUNT: To be obligated on individual delivery orders.
PAYMENT/INVOICING
1. Payments shall be made, by the Finance and Accounting Office, upon acceptance by the Government as verified by a Government’s Representative signature in Block 21 (b) of a DD Form 250 “Material Inspection and Receiving Report” and approval of the Administrative Contracting Officer (ACO). The Contractor shall submit 1 original and 3 copies of invoices to the ACO to process for payment. After acceptance and approval, the ACO will forward invoice with the DD 250 to the Defense Finance and Accounting Office. The DD 250 may also be used as an invoice.
2. Payments shall be accomplished in accordance with FAR 52.232-32 “Performance Based Payments” with the basis for performance payments identified in Attachment 1 “Basis for AVA Manufacturing Performance Payments.”
POINTS OF CONTACT
Procuring Contracting Officer:
Lynn M. Selfridge
USASMDC
ATTN: SMDC-CM-CB
64 Thomas Johnson Drive
Frederick, MD 21702
(301) 619-2707
email: lynn.selfridge@det.amedd.army.mil
Administrative Contracting Officer:
Sue Pihl
DCMC Detroit-Grand Rapids
Riverview Center Bldg.
678 Front Ave., NW
Grand Rapids, MI 49504-5352
(616) 233-4625
Code: S2303A
Technical Representative:
Dave Edman, Ph.D.
CBMS
64 Thomas Johnson Drive
Frederick, MD 21702
(301) 619-7391
End of Section G.

W9113M-04-D-0002

Section H — Special Contract Requirements
DELIVERY ORDER LIMITATIONS
Delivery Order Limitations for Placing Orders Above the Minimum Quantity
At the time of issuing a delivery order for anthrax vaccine doses for a quantity greater than the minimum quantity cited in Section B up to and including the maximum quantity cited in the Schedule, during either the base year or any of the options periods, the Government shall negotiate a quarterly delivery schedule for such doses. In all instances, except as provided below, manufacture of the doses shall commence within six months and be delivered within twelve months of delivery order issuance. In cases where a delivery order is issued for a quantity greater than the minimum within six months of the date of the previous delivery order, the contractor shall deliver the AVA according to a quarterly delivery schedule negotiated and agreed upon by both parties.
Purchase of Government Owned, Contractor Acquired Property
The Contractor may purchase contractor-acquired property at any time during the contract period. Upon the payment by the Contractor to the Government for each item of contractor-acquired property by invoice credit, title to such contractor-acquired property shall automatically pass to the Contractor. Upon payment by the Contractor for all contractor-acquired property used to deliver AVA, as specifically identified in Attachment 2 to this contract, the Contractor shall no longer be required to pay any usage fee and such requirement shall cease to have nay further force or effect. If the Contractor purchases a portion of the contractor-acquired property, the contractor may request to negotiate a reduced usage fee for the use of that property.
Indemnification
The Contractor acknowledges that only the Secretary of the Army has authority under Public Law 85-804 to indemnify the Contractor for unusually hazardous risks in performing this contract. The Contractor further acknowledges that the Secretary of the Army may not provide indemnification. The Government shall pursue obtaining indemnification under Public Law 85-804 for the contract upon receipt of a FAR Part 50 fully compliant request from the contractor. It is expressly understood that receipt of the same indemnification provision as found in Contract DAMD17-98-C-8052 or such other insurance or protective measure as shall be mutually acceptable to the Government and the Contractor, shall be a condition precedent to the Contractor’s obligations to deliver doses of AVA under this contract. In the event that the Secretary of the Army does not approve the request for indemnification, the Government agrees to fund the cost of reasonable protective measures and the Contractor fully understands that in the event of the need for the Government to fund these measures, the minimum requirement, for any period, may be reduced by an amount equivalent to its cost.

W9113M-04-D-0002

Contractor Authority to Place Rated Orders
The Contractor is authorized to place rated orders for equipment and other items in the course of implementing its production capacity expansion project for AVA. The Government provides this authority as the delegate agency as required by 15 CFR part 700.18(2)(iv)(A). The Defense priority rating of the contract is DO-C9.
End of Section H.

W9113M-04-D-0002

Section I — Contract Clauses
CLAUSES INCORPORATED BY REFERENCE

52.232-25	Prompt Payment	OCT 2003
52.242-13	Bankruptcy	JUL 1995
52.245-4	Government-Furnished Property (Short Form)	JUN 2003
252.204-7004	Required Central Contractor Registration	NOV 2001
252.245-7001	Reports Of Government Property	MAY 1994
CLAUSES INCORPORATED BY FULL TEXT
52.212-4 CONTRACT TERMS AND CONDITIONS— COMMERCIAL ITEMS (OCT 2003)
(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.
(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.
(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.
(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.
(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.
(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement or any excusable delay, setting for the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.
(g) Invoice. (1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include—

W9113M-04-D-0002

(i) Name and address of the Contractor,
(ii) Invoice date and number;
(iii) Contract number, contract line item number and, if applicable, the order number;
(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;
(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;
(vi) Terms of any discount for prompt payment offered;
(vii) Name and address of official to whom payment is to be sent;
(viii) Name, title, and phone number of person to notify in event of defective invoice; and
(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.
(x) Electronic funds transfer (EFT) banking information.
(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.
(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration, or 52.232-34, Payment by Electronic
Funds Transfer—Other Than Central Contractor Registration), or applicable agency procedures.
(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.
(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.
(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.
(i) Payment.—
(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.
(2) Prompt payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR part 1315.
(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.
(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on

W9113M-04-D-0002

the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.
(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall immediately notify the Contracting Officer and request instructions for disposition of the overpayment.
(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:
(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or
(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.
(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.
(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.
(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.
(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.
(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.
(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.
(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.
(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

W9113M-04-D-0002

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order: (1) the schedule of supplies/services; (2) the Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause; (3) the clause at 52.212-5; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) other paragraphs of this clause; (7) the Standard Form 1449; (8) other documents, exhibits, and attachments; and (9) the specification.
(t) Central Contractor Registration (CCR). (1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.
(2)(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.
(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.
(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.
(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.
(End of clause)
52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS-COMMERCIAL ITEMS (OCT 2003)
(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clause, which is incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (AUG 1996) (31 U.S.C. 3553).
(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

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X                      (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUL 1995), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
                     (2) 52.219-3, Notice of HUBZone Small Business Set-Aside (Jan 1999) (U.S.C. 657a).
                     (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer) (U.S.C. 657a).
                     (4) (i) 52.219-5, Very Small Business Set-Aside (JUNE 2003) (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).
                     (ii) Alternate I (MAR 1999) to 52.219-5.
                     (iii) Alternate II to (JUNE 2003) 52.219-5.
                     (5)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).
                     (ii) Alternate I (OCT 1995) of 52.219-6.
                     (6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).
                     (ii) Alternate I (OCT 1995) of 52.219-7.
                     (7) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637 (d)(2) and (3)).
                     (8)(i) 52.219-9, Small Business Subcontracting Plan (JAN 2002) (15 U.S.C. 637(d)(4)).
                     (ii) Alternate I (OCT 2001) of 52.219-9.
                     (iii) Alternate II (OCT 2001) of 52.219-9.
                     (9) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).
                     (10)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (JUNE 2003) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
                     (ii) Alternate I (JUNE 2003) of 52.219-23.
                     (11) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (OCT 1999) (Pub. L. 103-355, section 7102, and 10 U.S.G. 2323).
                     (12) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
X                      (13) 52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).
X                      (14) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (SEP 2002) (E.O. 13126).
X                      (15) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).

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X                      (16) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).
X                      (17) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).
X                      (18) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).
X                      (19) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).
                     (20)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (AUG 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).
                     (ii) Alternate I (AUG 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).
                     (21) 52.225-1, Buy American Act—Supplies (JUNE 2003) (41 U.S.C.10a-10d).
                     (22)(i) 52.225-3, Buy American Act—North American Free Trade Agreement—Israeli Trade Act (JUNE 2003) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note).
                     (ii) Alternate I (MAY 2002) of 52.225-3.
                     (iii) Alternate II (MAY 2002) of 52.225-3.
                     (23) 52.225-5, Trade Agreements (OCT 2003) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).
X                      (24) 52.225-13, Restrictions on Certain Foreign Purchases (OCT 2003) (E.O. 12722, 12724, 13059, 13067, 13121, and 13129).
                     (25) 52.225-15, Sanctioned European Union Country End Products (FEB 2000) (E.O. 12849).
                     (26) 52.225-16, Sanctioned European Union Country Services (FEB 2000) (E.O. 12849).
                     (27) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
                     (28) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
X                      (29) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).
                     (30) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).
                     (31) 52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).
                     (32) 52239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).
                     (33)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631).

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                     (ii) Alternate I (APR 1984) of 52.247-64.
(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]
                     (1) 52.222-41, Service Contract Act of 1965, as Amended (MAY 1989) (41 U.S.C. 351, et seq.).
                     (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
                     (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
                     (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
                     (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989) (41 U.S.C. 351, et seq.).
(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—
(i) 52.219-8, Utilization of Small Business Concerns (October 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (April 2002) (E.O. 11246).

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(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (December 2001) (38 U.S.C. 4212).
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).
(v) 52.222-41, Service Contract Act of 1965, as Amended (May 1989), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).
(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (April 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
(2) While not required, the contractor May include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(End of clause)
52.216-18 ORDERING. (OCT 1995)
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from January 2, 2004 through December 31, 2004.
(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.
(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.
(End of clause)
NOTE: THIS CLAUSE WILL BE UPDATED ANNUALLY ALONG WITH THE EXERCISE OF AN OPTION.
52.216-19 ORDER LIMITATIONS. (OCT 1995)
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 1,297,380 doses (insert dollar figure or quantity), the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor;
(1) Any order for a single item in excess of 3,109,950 doses (insert dollar figure or quantity);
(2) Any order for a combination of items in excess of 3,109,950 doses (insert dollar figure or quantity); or
(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.
(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal

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Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.
(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.
(End of clause)
NOTE: TO BE UPDATED AT TIME OF EXERCISING OPTION.
52.216-22 INDEFINITE QUANTITY. (OCT 1995)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after January 1, 2008.
(End of clause)
52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
(a) The Government may extend the term of this contract by written notice to the Contractor within 109 days (insert the period of time within which the Contracting Officer may exercise the option); provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 120 days (60 days unless a different number of days is inserted) before the contract expires. The preliminary notice does not commit the Government to an extension.
(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 33 months.
(End of clause)

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FAR 52.232-32 PERFORMANCE-BASED PAYMENTS (FEB 2002)
(a) Amount of payments and limitations on payments. Subject to such other limitations and conditions as are specified in this contract and this clause, the amount of payments and limitations on payments shall be specified in the contract’s description of the basis for payment.
(b) Contractor request for performance-based payment. The Contractor may submit requests for payment of performance-based payments not more frequently than monthly, in a form and manner acceptable to the Contracting Officer. Unless otherwise authorized by the Contracting Officer, all performance-based payments in any period for which payment is being requested shall be included in a single request, appropriately itemized and totaled. The Contractor’s request shall contain the information and certification detailed in paragraphs (1) and (m) of this clause.
(c) Approval and payment of requests. (1) The Contractor shall not be entitled to payment of a request for performance-based payment prior to successful accomplishment of the event or performance criterion for which payment is requested. The Contracting Officer shall determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with the terms of the contract. The Contracting Officer may, at any time, require the Contractor to substantiate the successful performance of any event or performance criterion which has been or is represented as being payable.
(2) A payment under this performance-based payment clause is a contract financing payment under the Prompt Payment clause of this contract and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved requests on the 30th day after receipt of the request for performance-based payment. However, the designated payment office is not required to provide payment if the Contracting Officer requires substantiation as provided in paragraph (c)(1) of this clause, or inquires into the status of an event or performance criterion, or into any of the conditions listed in paragraph (e) of this clause, or into the Contractor certification. The payment period will not begin until the Contracting Officer approves the request.
(3) The approval by the Contracting Officer of a request for performance-based payment does not constitute an acceptance by the Government and does not excuse the Contractor from performance of obligations under this contract.
(d) Liquidation of performance-based payments. (1) Performance-based finance amounts paid prior to payment for delivery of an item shall be liquidated by deducting a percentage or a designated dollar amount from the delivery payment. If the performance-based finance payments are on a delivery item basis, the liquidation amount for each such line item shall be the percent of that delivery item price that was previously paid under performance-based finance payments or the designated dollar amount. If the performance-based finance payments are on a whole contract basis, liquidation shall be by either predesignated liquidation amounts or a liquidation percentage.
(2) If at any time the amount of payments under this contract exceeds any limitation in this contract, the Contractor shall repay to the Government the excess. Unless otherwise determined by the Contracting Officer, such excess shall be credited as a reduction in the unliquidated performance-based payment balance(s), after adjustment of invoice payments and balances for any retroactive price adjustments.
(e) Reduction or suspension of performance-based payments. The Contracting Officer may reduce or suspend performance-based payments, liquidate performance-based payments by deduction from any payment under the contract, or take a combination of these actions after finding upon substantial evidence any of the following conditions:
(1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (h) and (i) of this clause).

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(2) Performance of this contract is endangered by the Contractor’s (i) failure to make progress, or (ii) unsatisfactory financial condition.
(3) The Contractor is delinquent in payment of any subcontractor or supplier under this contract in the ordinary course of business.
(f) Title. (1) Title to the property described in this paragraph (f) shall vest in the Government. Vestiture shall be immediately upon the date of the first performance-based payment under this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract
(2) “Property,” as used in this clause, includes all of the following described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices:
(i) Parts, materials, inventories, and work in process;
(ii) Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;
(iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (f)(2)(ii) of this clause; and
(iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.
(3) Although title to property is in the Government under this clause, other applicable clauses of this contract (e.g., the termination or special tooling clauses) shall determine the handling and disposition of the property.
(4) The Contractor may sell any scrap resulting from production under this contract, without requesting the Contracting Officer’s approval, provided that any significant reduction in the value of the property to which the Government has title under this clause is reported in writing to the Contracting Officer.
(5) In order to acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer’s advance approval of the action and the terms. If approved, the basis for payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.
(6) When the Contractor completes all of the obligations under this contract, including liquidation of all performance-based payments, title shall vest in the Contractor for all property (or the proceeds thereof’) not—
(i) Delivered to, and accepted by, the Government under this contract; or
(ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.
(7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.
(g) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for

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property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. If any property is damaged, lost, stolen, or destroyed, the basis of payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.
(h) Records and controls. The Contractor shall maintain records and controls adequate for administration of this clause. The Contractor shall have no entitlement to performance-based payments during any time the Contractor’s records or controls are determined by the Contracting Officer to be inadequate for administration of this clause.
(i) Reports and Government access. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information requested by the Contracting Officer for the administration of this clause and to determine that an event or other criterion prompting a financing payment has been successfully accomplished. The Contractor shall give the Government reasonable opportunity to examine and verify the Contractor’s records and to examine and verify the Contractor’s performance of this contract for administration of this clause.
(j) Special terms regarding default. If this contract is terminated under the Default clause, (1) the Contractor shall, on demand, repay to the Government the amount of unliquidated performance-based payments, and (2) title shall vest in the Contractor, on full liquidation of all performance-based payments, for all property for which the Government elects not to require delivery under the Default clause of this contract. The Government shall be liable for no payment except as provided by the Default clause.
(k) Reservation of rights. (1) No payment or vesting of title under this clause shall (i) excuse the Contractor from performance of obligations under this contract, or (ii) constitute a waiver of any of the rights or remedies of the parties under the contract.
(2) The Government’s rights and remedies under this clause (i) shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract, and (ii) shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.
(l) Content of Contractor’s request for performance-based payment. The Contractor’s request for performance-based payment shall contain the following:
(1) The name and address of the Contractor;
(2) The date of the request for performance-based payment;
(3) The contract number and/or other identifier of the contract or order under which the request is made;
(4) Such information and documentation as is required by the contract’s description of the basis for payment; and
(5) A certification by a Contractor official authorized to bind the Contractor, as specified in paragraph (m) of this clause.
(m) Content of Contractor’s certification. As required in paragraph (1)(5) of this clause, the Contractor shall make the following certification in each request for performance-based payment:
I certify to the best of my knowledge and belief that—
(1) This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and the instructions of the

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Contracting Officer;
(2) (Except as reported in writing on                     ), all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business;
(3) There are no encumbrances (except as reported in writing on                     ) against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government’s title;
(4) There has been no materially adverse change in the financial condition of the Contractor since the submission by the Contractor to the Government of the most recent written information dated                     ; and
(5) After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance-based payments have been requested will not exceed any limitation in the contract, and the amount of all payments under the contract will not exceed any limitation in the contract.
(End of clause)
252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (OCT 2003)
(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.
X                      52.203-3 Gratuities (APR 1984) (10 U.S.C. 2207).
(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.
                     252.205-7000 Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).
                     252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).
                     252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).
X                      252.225-7001 Buy American Act and Balance of Payment Program (APR 2003) (41 U.S.C. 10a-10d, E.O. 10582).
                     252.225-7012 Preference for Certain Domestic Commodities (FEB 2003) (10.U.S.C. 2533a).
                     252.225-7014 Preference for Domestic Specialty Metals (APR 2003) (10 U.S.C. 2533a).
                     252.225-7015 Preference for Domestic Hand or Measuring Tools (APR 2003) (10 U.S.C. 2533a).

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                     252.225-7016 Restriction on Acquisition of Ball and Roller Bearings (APR 2003) (                     Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Public Law 104-61 and similar sections in subsequent DoD appropriations acts).
                     252.225-7021 Trade Agreements (AUG 2003) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).
                     252.225-7027 Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).
                     252.225-7028 Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).
                     252.225-7036 Buy American Act—North American Free Trade Agreement Implementation Act—Balance of Payment Program (APR 2003) (                     Alternate I) (APR 2003) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).
                     252.225-7038 Restriction on Acquisition of Air Circuit Breakers (APR. 2003) (10 U.S.C. 2534(a)(3)).
                     252.226-7001 Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (Oct 2003) (Section 8021 of Pub. L. 107-248).
                     252.227-7015 Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).
                     252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).
X                      252.232-7003 Electronic Submission of Payment Requests (MAR 2003) (10 U.S.C. 2227).
X                      252.243-7002 Certification of Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).
X                      252.247-7023 Transportation of Supplies by Sea (MAY 2002) (                     Alternate I) (MAR 2000) (                     Alternate II) (MAR 2000) (Alternate III) (MAY 2002) (10 U.S.C. 2631).
X                      252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).
(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (Federal Acquisition Regulation 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:
252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).
252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).
252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631)
(End of clause)

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Section J — List of Documents, Exhibits and Other Attachments
SECTION J
Section J, List of Attachments and Exhibits

Attachment Number	Description	No. of Pages
1	Performance Based Payments Breakout	1
2	Government Furnished Property	22
3	Delivery Schedule for the Minimum Quantity in for the Base Year (to be Revised with Exercising an Option)	1

W9113M-04-D-0002
Attachment 1

Attachment 1
Basis for AVA Manufacturing Performance Payments

Completion of Manufacturing Stage	50%

Completion of Formulation Stage	30%

Completion of Filling Stage	10%

Completion of Release Stage	10%

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Attachment 2

ent Owned Equipment	Page 1
DD-1662 for 2003

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
56	DAMD17-91-C-1139	R	Bu	9/1/93	Warehouse modular facility	264,674.00
47	DAMD17-91-C-1139	R	Bu	9/1/93	BL-3 Modular Facility	1,484,553.00
Class*	Bu
Sub Total:
						1,749,227.00

52	DAMD17-91-C-1139	P	Co	9/1/93	Thermal Transfer Printer	7,128.00
31	DAMD17-91-C-1139	P	Co	9/1/93	Security room console, power panel, conduit and wi	20,000.00
30	DAMD17-91-C-1139	P	Co	9/1/93	door alarms, motion detectors, card readers, card ac	50,000.00
29	DAMD17-91-C-1139	P	Co	9/1/93	Intercom system to gates central control, remote an	60,000.00
32	DAMD17-91-C-1139	P	Co	9/1/93	Host computer, remote processors, conduit and wiri	80,000.00
28	DAMD17-91-C-1139	P	Co	9/1/93	Cameras, Video control, re corders, multiplexers, n	120,000.00
120	DAMD17-91-C-1139	P	Co	9/1/98	Printer — Hewlitt Packard	300.00
118	DAMD17-91-C-1139	P	Co	9/1/98	Printer — Epson	387.00
281	DAMD17-91-C-1139	P	Co	2/1/00	Compaq Proliant ML570 Server and Rack Mounts I	15,497.00
253	DAMD17-91-C-1139	P	Co	3/1/00	HP Laserjet Printer 4050N	1,360.00
222	DAMD17-91-C-1139	P	Co	3/1/00	Computer	1,499.97
216	DAMD17-91-C-1139	P	Co	3/1/00	Computer	1,699.97
190	DAMD17-91-C-1139	P	Co	3/1/00	Computer System	2,128.98
201	DAMD17-91-C-1139	P	Co	3/1/00	Z505R Laptop Computers	2,538.24
189	DAMD17-91-C-1139	P	Co	3/1/00	Mail server	3,624.61
224	DAMD17-91-C-1139	P	Co	3/1/00	Laptop Computers	3,711.24
261	DAMD17-91-C-1139	P	Co	4/1/00	Computer System	633.32
920	DAMD17-91-C-1139	P	Co	4/1/00	Computer System	633.32
921	DAMD17-91-C-1139	P	Co	4/1/00	Computer System	633.32
206	DAMD17-91-C-1139	P	Co	4/1/00	Laptop Computers	1,660.00
207	DAMD17-91-C-1139	P	Co	4/1/00	Laptop Computers F420	1,660.00
217	DAMD17-91-C-1139	P	Co	4/1/00	Laptop Computers F420	1,660.00
264	DAMD17-91-C-1139	P	Co	4/1/00	Bar Code Scanners	2,605.50
265	DAMD17-91-C-1139	P	Co	4/1/00	Bar Code Scanners	2,605.50
193	DAMD17-91-C-1139	P	Co	4/1/00	Compaq Proliant ML370	3,400.00

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
191	DAMD17-91-C-1139	P	Co	7/1/00	Viewsonic E771 .27MM	232.50
194	DAMD17-91-C-1139	P	Co	7/1/00	Viewsonic E771 .27MM	232.50
195	DAMD17-91-C-1139	P	Co	7/1/00	Viewsonic E771 .27MM	232.50
196	DAMD17-91-C-1139	P	Co	7/1/00	Viewsonic E771 .27MM	232.50
197	DAMD17-91-C-1139	P	Co	7/1/00	Viewsonic E771 .27MM	232.50
198	DAMD17-91-C-1139	P	Co	7/1/00	Viewsonic E771 .27MM	232.50
199	DAMD17-91-C-1139	P	Co	7/1/00	Viewsonic E771 .27MM	232.50
200	DAMD17-91-C-1139	P	Co	7/1/00	Viewsonic E771 .27MM	232.50
192	DAMD17-91-C-1139	P	Co	7/1/00	Compaq Proliant 7360 K6 500	606.13
202	DAMD17-91-C-1139	P	Co	7/1/00	Compaq Pesario 7360 K6 500	606.13
203	DAMD17-91-C-1139	P	Co	7/1/00	Compaq Pesario 7360 K6 500	606.13
204	DAMD17-91-C-1139	P	Co	7/1/00	Compaq Pesario 7360 K6 500	606.13
205	DAMD17-91-C-1139	P	Co	7/1/00	Compaq Pesario 7360 K6 500	606.13
223	DAMD17-91-C-1139	P	Co	7/1/00	17” P793 Monitor	606.13
210	DAMD17-91-C-1139	P	Co	7/1/00	Compaq Pesario 7360 K6 500	606.14
211	DAMD17-91-C-1139	P	Co	8/1/00	Monitors	221.43
212	DAMD17-91-C-1139	P	Co	8/1/00	Computers	651.43
170	DAMD17-91-C-1139	P	Co	8/1/00	Laptop Computers F420	1,660.00
209	DAMD17-91-C-1139	P	Co	8/1/00	Epson Projector	5,322.00
172	DAMD17-91-C-1139	P	Co	8/1/00	Compaq Proliant Server and Rack	5,908.74
173	DAMD17-91-C-1139	P	Co	9/1/00	Viewsonic 17” Color Monitor	227.25
175	DAMD17-91-C-1139	P	Co	9/1/00	Viewsonic 17” Color Monitor	227.25
188	DAMD17-91-C-1139	P	Co	9/1/00	Viewsonic 17” Color Monitor	227.25
219	DAMD17-91-C-1139	P	Co	9/1/00	Viewsonic 17” Color Monitor	227.25
174	DAMD17-91-C-1139	P	Co	9/1/00	Viewsonic 17” Color Monitor	227.26
214	DAMD17-91-C-1139	P	Co	9/1/00	Monitor	296.78
215	DAMD17-91-C-1139	P	Co	9/1/00	Printer	690.00
179	DAMD17-91-C-1139	P	Co	9/1/00	HP E-PC E-Vectra	787.06
176	DAMD17-91-C-1139	P	Co	9/1/00	HP E-PC E-Vectra	787.08
177	DAMD17-91-C-1139	P	Co	9/1/00	HP E-PC E-Vectra	787.08
178	DAMD17-91-C-1139	P	Co	9/1/00	HP E-PC E-Vectra	787.08
213	DAMD17-91-C-1139	P	Co	9/1/00	CPU	1,383.52
208	DAMD17-91-C-1139	P	Co	9/1/00	Compaq Deskpro En NT Workstation	1,878.91
263	DAMD17-91-C-1139	P	Co	9/1/00	Compaq Proliant ML530 Server and Parts	10,842.00
180	DAMD17-91-C-1139	P	Co	10/1/00	HP Brio BA410 Computer	1,019.35
220	DAMD17-91-C-1139	P	Co	10/1/00	Compaq Deskpro En Workstation	1,440.00
183	DAMD17-91-C-1139	P	Co	11/1/00	Viewsonic 17” Color Monitor	228.87
182	DAMD17-91-C-1139	P	Co	11/1/00	Compaq Deskpro EN Pen III 733 mhz	1,318.87
184	DAMD17-91-C-1139	P	Co	11/1/00	Compaq Deskpro EN Pen III 733 mhz and Viewsoni	1,318.87
186	DAMD17-91-C-1139	P	Co	11/1/00	Compaq Deskpro EN Pen III 733 mhz and Viewsonic	1,318.87
746	DAMD17-91-C-1139	P	Co	11/1/00	Datafile Diskette for VAERS	1,344.00
181	DAMD17-91-C-1139	P	Co	12/1/00	Elron Software Server	3,669.46
244	DAMD17-91-C-1139	P	Co	12/1/00	Security System Upgrade, Camera and wiring neces	128,502.20
273	DAMD17-91-C-1139	P	Co	1/1/01	Viewsonic 17” Color Monitor	189.99
274	DAMD17-91-C-1139	P	Co	1/1/01	Viewsonic 17” Color Monitor	189.99
275	DAMD17-91-C-1139	P	Co	1/1/01	Viewsonic 17” Color Monitor	189.99

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
276	DAMD17-91-C-1139	P	Co	1/1/01	Viewsonic 17” Color Monitor	189.99
269	DAMD17-91-C-1139	P	Co	1/1/01	Compaq Deskpro EN	1,337.74
270	DAMD17-91-C-1139	P	Co	1/1/01	Compaq Deskpro EN	1,337.74
271	DAMD17-91-C-1139	P	Co	1/1/01	Compaq Deskpro EN	1,337.74
272	DAMD17-91-C-1139	P	Co	1/1/01	Compaq Deskpro EN	1,337.74
277	DAMD17-91-C-1139	P	Co	1/1/01	Compaq Deskpro Workstation Ap250	1,887.00
278	DAMD17-91-C-1139	P	Co	1/1/01	Compaq Deskpro Workstation Ap250	1,887.00
279	DAMD17-91-C-1139	P	Co	1/1/01	Compaq Deskpro Workstation Ap250	1,887.00
290	DAMD17-91-C-1139	P	Co	2/1/01	Monitor	290.00
289	DAMD17-91-C-1139	P	Co	2/1/01	Computer System Okidata 14E printer	371.04
291	DAMD17-91-C-1139	P	Co	2/1/01	Computer System	1,853.40
292	DAMD17-91-C-1139	P	Co	2/1/01	Compaq Proliant ML570 Server and Rack Mounts	20,376.50
302	DAMD17-91-C-1139	P	Co	3/1/01	Monitors for PAI Workroom	270.89
303	DAMD17-91-C-1139	P	Co	3/1/01	Viewsonic E70	270.89
304	DAMD17-91-C-1139	P	Co	3/1/01	Monitors for PAI Workroom	270.89
305	DAMD17-91-C-1139	P	Co	3/1/01	Monitors for PAI Workroom	270.89
306	DAMD17-91-C-1139	P	Co	3/1/01	Monitor	270.89
307	DAMD17-91-C-1139	P	Co	3/1/01	Monitors for PAI Workroom	270.89
308	DAMD17-91-C-1139	P	Co	3/1/01	Monitors for PAI Workroom	270.89
309	DAMD17-91-C-1139	P	Co	3/1/01	Monitors for PAI Workroom	270.89
283	DAMD17-91-C-1139	P	Co	3/1/01	Monitor	290.00
287	DAMD17-91-C-1139	P	Co	3/1/01	Monitor	290.00
288	DAMD17-91-C-1139	P	Co	3/1/01	Monitor	290.00
284	DAMD17-91-C-1139	P	Co	3/1/01	Computer System	1,220.00
285	DAMD17-91-C-1139	P	Co	3/1/01	Computer System	1,220.00
286	DAMD17-91-C-1139	P	Co	3/1/01	Computer Deskpro	1,220.00
294	DAMD17-91-C-1139	P	Co	3/1/01	Computers for PAI Workroom	1,263.89
295	DAMD17-91-C-1139	P	Co	3/1/01	Compaq PC	1,263.89
296	DAMD17-91-C-1139	P	Co	3/1/01	Computers for PAI Workroom	1,263.89
297	DAMD17-91-C-1139	P	Co	3/1/01	Compaq Deskpro EN	1,263.89
298	DAMD17-91-C-1139	P	Co	3/1/01	Computer	1,263.89
299	DAMD17-91-C-1139	P	Co	3/1/01	Computers for PAI Workroom	1,263.89
300	DAMD17-91-C-1139	P	Co	3/1/01	Computers for PAI Workroom	1,263.89
301	DAMD17-91-C-1139	P	Co	3/1/01	Computer	1,263.91
314	DAMD17-91-C-1139	P	Co	4/1/01	Monitor	186.00
315	DAMD17-91-C-1139	P	Co	4/1/01	Monitor	186.00
316	DAMD17-91-C-1139	P	Co	4/1/01	Monitor	186.00
317	DAMD17-91-C-1139	P	Co	4/1/01	Monitor	186.00
318	DAMD17-91-C-1139	P	Co	4/1/01	Monitor	186.00
325	DAMD17-91-C-1139	P	Co	4/1/01	Monitor	186.00
319	DAMD17-91-C-1139	P	Co	4/1/01	Computer Systems	1,017.50
320	DAMD17-91-C-1139	P	Co	4/1/01	Computer Systems	1,017.50
321	DAMD17-91-C-1139	P	Co	4/1/01	Computer Systems	1,017.50
322	DAMD17-91-C-1139	P	Co	4/1/01	Computer Systems	1,017.50
323	DAMD17-91-C-1139	P	Co	4/1/01	Computer Systems	1,017.50
324	DAMD17-91-C-1139	P	Co	4/1/01	Computer Systems	1,017.50

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
311	DAMD17-91-C-1139	P	Co	4/1/01	Server-Snap for PAI Workroom	2,405.00
312	DAMD17-91-C-1139	P	Co	4/1/01	Server-Snap for PAI Workroom	2,405.00
336	DAMD17-91-C-1139	P	Co	5/1/01	All in one Printer Fax Copier	784.00
334	DAMD17-91-C-1139	P	Co	6/1/01	UPS for Domain Controller	16,075.32
335	DAMD17-91-C-1139	P	Co	6/1/01	UPS for Domain Controller	16,075.32
376	DAMD17-91-C-1139	P	Co	7/1/01	IS Monitor	897.23
588	DAMD17-91-C-1139	P	Co	8/24/01	Developer Server	4,024.41
417	DAMD17-91-C-1139	P	Co	8/29/01	PowerEdge 700MHZ	10,310.28
684	DAMD17-91-C-1139	P	Co	11/1/01	Dell Optiplex GX 240 Small Mini Tower	1,430.83
685	DAMD17-91-C-1139	P	Co	11/1/01	Dell Optiplex GX 240 Small Mini Tower	1,430.83
686	DAMD17-91-C-1139	P	Co	11/1/01	Dell Optiplex GX 240 Small Mini Tower	1,430.83
421	DAMD17-91-C-1139	P	Co	11/1/01	Dell Optiplex GX 240 Small Mini Tower	1,430.83
407	DAMD17-91-C-1139	P	Co	11/2/01	Security System Multiplexer	2,313.18
405	DAMD17-91-C-1139	P	Co	11/26/01	Dell Optiplex GX 240 Small Mini Tower	1,213.91
409	DAMD17-91-C-1139	P	Co	11/28/01	Closed Circuit TV System	157,025.57
562	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 1700 Router	1,066.36
576	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
577	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
578	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
570	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
571	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
572	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
573	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
574	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
575	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3512 Network Switch	2,065.97
563	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3524 Network Switch	2,507.57
564	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3524 Network Switch	2,507.57
565	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3524 Network Switch	2,507.57
566	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3524 Network Switch	2,507.57
567	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3524 Network Switch	2,507.57
568	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3524 Network Switch	2,507.57
569	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3524 Network Switch	2,507.57
581	DAMD17-91-C-1139	P	Co	1/11/02	Pix Firewall 515 FO-Bun	2,552.97
551	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
552	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
553	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
554	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
555	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
556	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
557	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
558	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
559	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
560	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
561	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 3548 Network Switch	4,216.48
579	DAMD17-91-C-1139	P	Co	1/11/02	Cisco 6509 Switch	10,005.27
580	DAMD17-91-C-1139	P	Co	1/11/02	Pix Firewall 515UR	10,212.90

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
582	DAMD17-91-C-1139	P	Co	1/11/02	URT Policy Server 100Series	10,636.37
583	DAMD17-91-C-1139	P	Co	1/11/02	URT Policy Server 1100Series	10,636.37
550	DAMD17-91-C-1139	P	Co	1/11/02	Cisco Intrusion Detection System 4210	12,416.38
490	DAMD17-91-C-1139	P	Co	1/24/02	Flat Panel 340 Minitower Monitor 1702FD	274.54
498	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
499	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
500	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
501	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
502	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
503	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
504	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
505	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
506	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
507	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
508	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
509	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
510	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
511	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
512	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
513	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
514	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
515	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
516	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
517	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
518	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
519	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
520	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
521	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
522	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
523	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
524	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
525	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
526	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
527	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
528	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
529	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
530	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
531	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
532	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
533	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
534	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
535	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
536	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
537	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
538	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
539	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
540	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
541	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
542	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
543	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
544	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
545	DAMD17-91-C-1139	P	Co	1/24/02	Dell P793 Monitor	274.54
492	DAMD17-91-C-1139	P	Co	1/24/02	17” P793 Monitor	296.64
493	DAMD17-91-C-1139	P	Co	1/24/02	17” P793 Monitor	296.64
494	DAMD17-91-C-1139	P	Co	1/24/02	19” P992 Monitor	451.64
495	DAMD17-91-C-1139	P	Co	1/24/02	19” P992 Monitor	451.64
496	DAMD17-91-C-1139	P	Co	1/24/02	19” P992 Monitor	451.64
497	DAMD17-91-C-1139	P	Co	1/24/02	19” P992 Monitor	451.64
440	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
441	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
442	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
443	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
444	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
445	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
446	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
447	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
448	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
449	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
450	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
451	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
452	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
453	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
454	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
455	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
456	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
457	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
458	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
459	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
460	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
461	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
462	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
463	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
464	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
465	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
466	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
467	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
468	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
469	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
470	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
471	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
472	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
473	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
474	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
475	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
476	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
477	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
478	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
479	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
480	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
481	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
482	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
483	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
484	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
485	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
486	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
487	DAMD17-91-C-1139	P	Co	1/24/02	Dell Optiplex GX 240 Small Mini Tower	974.14
491	DAMD17-91-C-1139	P	Co	1/24/02	Precision 340 Minitower Workstation-Labwatch Sy	1,629.21
599	DAMD17-91-C-1139	P	Co	1/31/02	Exchange Bundle Media Kin	20.00
598	DAMD17-91-C-1139	P	Co	1/31/02	Server	4,837.49
639	DAMD17-91-C-1139	P	Co	2/28/02	Security System Workstation (CPU)	4,274.89
602	DAMD17-91-C-1139	P	Co	2/28/02	Security System Workstation (Monitor)	4,274.90
628	DAMD17-91-C-1139	P	Co	3/29/02	Plain-paper Impact printer	448.88
671	DAMD17-91-C-1139	P	Co	3/29/02	Maintenance Agreement	25,725.70
673	DAMD17-91-C-1139	P	Co	3/29/02	Computer Services	31,225.24
672	DAMD17-91-C-1139	P	Co	3/29/02	Computer Supplies	134,486.81
636	DAMD17-91-C-1139	P	Co	4/12/02	Dell Optiplex GX 240 Small Mini Tower	1,786.09
621	DAMD17-91-C-1139	P	Co	4/12/02	Profile 3 SE	1,934.00
772	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.29
773	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.29
774	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.29
775	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.29
776	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.29
777	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.29
778	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.29
779	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.29
780	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.30
781	DAMD17-91-C-1139	P	Co	7/1/02	17” P793 Monitor	482.30
762	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
763	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
764	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
765	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
766	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
767	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
768	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
769	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
770	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
771	DAMD17-91-C-1139	P	Co	7/1/02	Dell Optiplex GX 240 Small Mini Tower	1,181.91
805	DAMD17-91-C-1139	P	Co	9/1/02	Staging Server-Sandbox	4,091.61

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
806	DAMD17-91-C-1139	P	Co	9/1/02	Network Back Up	4,516.82

812	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
813	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
814	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
815	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
816	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
817	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
818	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
819	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
820	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
821	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
822	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
823	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
824	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
825	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
826	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
827	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
828	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
829	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
830	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
831	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
832	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
833	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
834	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
835	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
836	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
837	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
838	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
839	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
840	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
841	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
842	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
843	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
844	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
845	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
846	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
847	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
848	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
849	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
850	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
851	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
852	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
853	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
854	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
855	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
856	DAMD17-91-C-1139	P	Co	10/1/02	Dell P793 Monitor	350.26
857	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.94
858	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.94
859	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.94
860	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.94
861	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
862	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
863	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
864	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
865	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
866	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
867	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
868	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
869	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
870	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
871	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
872	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
873	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
874	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
875	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
876	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
877	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
878	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
879	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
880	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
881	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
882	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
883	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
884	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
885	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
886	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
887	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
888	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
889	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
890	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
891	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
892	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
893	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
894	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
895	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
896	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
897	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
898	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
899	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
900	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95
901	DAMD17-91-C-1139	P	Co	10/1/02	Dell Optiplex GX 240 Small Mini Tower	1,250.95

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
922	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
923	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
924	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
925	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
926	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
927	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
928	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
929	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
930	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
931	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
932	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
933	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
934	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
935	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
936	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
937	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
938	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
939	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
940	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
941	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
942	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
943	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
944	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
945	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
946	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
947	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
948	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
949	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
950	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
951	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
952	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
953	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
954	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
990	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
991	DAMD17-91-C-1139	P	Co	5/1/03	Dell M782 Monitor	350.00
958	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
959	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
960	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
961	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
962	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
963	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
964	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
965	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
966	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
967	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
968	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
969	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
970	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
971	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
972	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
973	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
974	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
975	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
976	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
977	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
978	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
979	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
980	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
981	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
982	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
983	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
984	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
985	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
986	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
987	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
989	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
988	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.08
955	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.09
956	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.09
957	DAMD17-91-C-1139	P	Co	5/1/03	Dell Optiplex GX 240 Small Mini Tower	1,230.09
Class=	Co					127,357.24

SubTotal:						(40,000.00)
						(6,528.00)
						1,225.98

						1,408,629.95

35	DAMD17-91-C-1139	P	Eq	9/1/93	Refrigerator	530.00
40	DAMD17-91-C-1139	P	Eq	9/1/93	Chart recorder	1,071.43
41	DAMD17-91-C-1139	P	Eq	9/1/93	Chart recorder	1,071.43
42	DAMD17-91-C-1139	P	Eq	9/1/93	Chart recorder	1,071.43
43	DAMD17-91-C-1139	P	Eq	9/1/93	Chart recorder	1,071.43
44	DAMD17-91-C-1139	P	Eq	9/1/93	Chart recorder	1,071.43
45	DAMD17-91-C-1139	P	Eq	9/1/93	Chart recorder	1,071.43
46	DAMD17-91-C-1139	P	Eq	9/1/93	Chart recorder	1,071.43
34	DAMD17-91-C-1139	P	Eq	9/1/93	Incubator	2,600.00

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
61	DAMD17-91-C-1139	P	Eq	9/1/93	Radios	3,375.00
37	DAMD17-91-C-1139	P	Eq	9/1/93	6’ Biological Safety Cabinet	9,800.00
49	DAMD17-91-C-1139	P	Eq	9/1/93	Cages and racks	12,750.00
50	DAMD17-91-C-1139	P	Eq	9/1/93	Cages and racks	12,750.00
33	DAMD17-91-C-1139	P	Eq	9/1/93	Biocontainment Hood - 8’ Biological Safety Cabine	18,500.00
57	DAMD17-91-C-1139	P	Eq	9/1/93	Wire security carts	19,681.00
53	DAMD17-91-C-1139	P	Eq	9/1/93	Labeler	27,415.00
39	DAMD17-91-C-1139	P	Eq	9/1/93	Cagewasher	41,600.00
38	DAMD17-91-C-1139	P	Eq	9/1/93	Small Autoclave	61,300.00
36	DAMD17-91-C-1139	P	Eq	9/1/93	Large Autoclave	124,400.00
48	DAMD17-91-C-1139	P	Eq	9/1/93	5 Animal Cubicles	130,000.00
58	DAMD17-91-C-1139	P	Eq	9/1/93	Vial Capper	132,977.00
60	DAMD17-91-C-1139	P	Eq	9/1/93	Tray Loader	132,977.00
62	DAMD17-91-C-1139	P	Eq	9/1/93	Diesel generator, fuel tank, conduit and wiring	175,000.00
51	DAMD17-91-C-1139	P	Eq	9/1/93	Cartoner	242,260.00
83	DAMD17-91-C-1139	P	Eq	9/1/97	WFI Heat Exchanger	3,715.00
80	DAMD17-91-C-1139	P	Eq	9/1/97	WFI Pump	4,405.00
81	DAMD17-91-C-1139	P	Eq	9/1/97	WFI Pump	4,405.00
93	DAMD17-91-C-1139	P	Eq	9/1/97	Air Handling Unit	7,012.00
89	DAMD17-91-C-1139	P	Eq	9/1/97	WFI Heat Exchanger	10,890.00
92	DAMD17-91-C-1139	P	Eq	9/1/97	Vertical Conveyor	14,000.00
84	DAMD17-91-C-1139	P	Eq	9/1/97	WFI Storage Tanks	17,933.00
94	DAMD17-91-C-1139	P	Eq	9/1/97	Air Handling (Condensing) Unit	17,950.00
87	DAMD17-91-C-1139	P	Eq	9/1/97	Clean in place piping	18,750.00
90	DAMD17-91-C-1139	P	Eq	9/1/97	SIP Station and Piping	20,000.00
88	DAMD17-91-C-1139	P	Eq	9/1/97	Clean Steam Distribution Piping	25,000.00
85	DAMD17-91-C-1139	P	Eq	9/1/97	WFI Cooling System	26,122.00
82	DAMD17-91-C-1139	P	Eq	9/1/97	Clean Steam Generator	78,628.00
91	DAMD17-91-C-1139	P	Eq	9/1/97	Clean Steam Generator	125,875.00
86	DAMD17-91-C-1139	P	Eq	9/1/97	Clean in Place Skid (Pump, Heat Exchanger, Electri	174,066.00
79	DAMD17-91-C-1139	P	Eq	9/1/97	eGMP Autoclave	186,900.00
130	DAMD17-91-C-1139	P	Eq	9/1/98	Water closet	150.00
391	DAMD17-91-C-1139	P	Eq	9/1/98	Lavatory (2)	300.00
115	DAMD17-91-C-1139	P	Eq	9/1/98	sinks (2)	300.00
127	DAMD17-91-C-1139	P	Eq	9/1/98	Hot water heater	450.00
390	DAMD17-91-C-1139	P	Eq	9/1/98	Mop Receptor	500.00
133	DAMD17-91-C-1139	P	Eq	9/1/98	heat water pump	700.00
116	DAMD17-91-C-1139	P	Eq	9/1/98	air separator	800.00
109	DAMD17-91-C-1139	P	Eq	9/1/98	Emergency Shower/Eyebath	900.00
135	DAMD17-91-C-1139	P	Eq	9/1/98	hot water reticulator	1,300.00
129	DAMD17-91-C-1139	P	Eq	9/1/98	Expansion tank	1,500.00
132	DAMD17-91-C-1139	P	Eq	9/1/98	by-pass chemical feeder	1,800.00
112	DAMD17-91-C-1139	P	Eq	9/1/98	Glove extenders for rigid and flex wall systems	1,800.00
134	DAMD17-91-C-1139	P	Eq	9/1/98	steam condensate pump	2,200.00
97	DAMD17-91-C-1139	P	Eq	9/1/98	2 Undercounter Refrigerators	2,848.00
128	DAMD17-91-C-1139	P	Eq	9/1/98	Heat Exchangers (3)	3,000.00

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
136	DAMD17-91-C-1139	P	Eq	9/1/98	Nitrogen regulator	3,000.00
137	DAMD17-91-C-1139	P	Eq	9/1/98	CO2 regulator	3,000.00
392	DAMD17-91-C-1139	P	Eq	9/1/98	Double Sink (Stainless)	3,000.00
106	DAMD17-91-C-1139	P	Eq	9/1/98	Folding Lockable Carts	3,580.00
103	DAMD17-91-C-1139	P	Eq	9/1/98	Horizontal Laminat Flow Hood	4,870.00
111	DAMD17-91-C-1139	P	Eq	9/1/98	Sterility Isolator — Air Handling System	5,573.00
102	DAMD17-91-C-1139	P	Eq	9/1/98	Biosafety Cabinet	6,709.00
131	DAMD17-91-C-1139	P	Eq	9/1/98	Jacket Water reservoir	8,000.00
101	DAMD17-91-C-1139	P	Eq	9/1/98	Reach-in refrigerators (2)	9,784.00
121	DAMD17-91-C-1139	P	Eq	9/1/98	New panel for EMS, Honeywell	10,133.00
126	DAMD17-91-C-1139	P	Eq	9/1/98	AHU 4	11,000.00
114	DAMD17-91-C-1139	P	Eq	9/1/98	Stainless steel benchwork, racks and tables	17,670.00
123	DAMD17-91-C-1139	P	Eq	9/1/98	Bag-in/Bag-out filters	18,395.00
113	DAMD17-91-C-1139	P	Eq	9/1/98	Laboratory Casework (Stainless Steel)	18,950.00
107	DAMD17-91-C-1139	P	Eq	9/1/98	AHU 5 Air Handling Unit	19,787.50
108	DAMD17-91-C-1139	P	Eq	9/1/98	AHU 7 Air Handling Unit	19,787.50
674	DAMD17-91-C-1139	P	Eq	9/1/98	Standard Guinea Pig Unit	20,100.00
95	DAMD17-91-C-1139	P	Eq	9/1/98	Standard Guinea Pig Unit	20,100.00
393	DAMD17-91-C-1139	P	Eq	9/1/98	Process Chiller	23,000.00
98	DAMD17-91-C-1139	P	Eq	9/1/98	Holding tank	26,468.00
125	DAMD17-91-C-1139	P	Eq	9/1/98	Carbon Filter, Building 16, Penthouse	26,700.00
122	DAMD17-91-C-1139	P	Eq	9/1/98	AHU-3	28,875.00
96	DAMD17-91-C-1139	P	Eq	9/1/98	SE Recruiting Water System	34,825.43
104	DAMD17-91-C-1139	P	Eq	9/1/98	5 tanks — retrofit old tanks	72,677.54
100	DAMD17-91-C-1139	P	Eq	9/1/98	Glassware washer/dryer	76,656.00
99	DAMD17-91-C-1139	P	Eq	9/1/98	GMP autoclave	136,225.00
110	DAMD17-91-C-1139	P	Eq	9/1/98	Barrior Isolation Units and VHP Generator	189,000.00
147	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
911	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
912	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
913	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
914	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
915	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
916	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
917	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
918	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
919	DAMD17-91-C-1139	P	Eq	9/1/99	Lockable Cages	530.00
148	DAMD17-91-C-1139	P	Eq	9/1/99	Sterility Isolator Parts	6,702.55
145	DAMD17-91-C-1139	P	Eq	9/1/99	6 SS difuseable pans	8,820.00
146	DAMD17-91-C-1139	P	Eq	9/1/99	hood and bench laminar flow	9,224,35
144	DAMD17-91-C-1139	P	Eq	9/1/99	Redundant HVAC BL-3	31,919.00
262	DAMD17-91-C-1139	P	Eq	3/1/00	Eppendorf CH-500 Column Heater	2,225.36
259	DAMD17-91-C-1139	P	Eq	3/1/00	Eppendorf Centrifuge 5417R w/rotor	5,357.00
260	DAMD17-91-C-1139	P	Eq	3/1/00	Eppendorf Centrifuge 5417R w/rotor	5,357.00
254	DAMD17-91-C-1139	P	Eq	3/1/00	96 Well Plate Washer	7,229.16
266	DAMD17-91-C-1139	P	Eq	3/1/00	Imaging Densiometer	11,500.09

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
255	DAMD17-91-C-1139	P	Eq	4/1/00	BioChemistry Analyzer	11,865.00
256	DAMD17-91-C-1139	P	Eq	6/1/00	Control Box & Digital Display for Steinmixer	1,504.93
257	DAMD17-91-C-1139	P	Eq	6/1/00	Control Box & Digital Display for Steinmixer	1,504.94
258	DAMD17-91-C-1139	P	Eq	6/1/00	Control Box & Digital Display for Steinmixer	1,504.94
159	DAMD17-91-C-1139	P	Eq	7/1/00	SL Stainless Pressure Vessel	1,226.65
162	DAMD17-91-C-1139	P	Eq	7/1/00	SL Stainless Pressure Vessel	1,226.65
163	DAMD17-91-C-1139	P	Eq	7/1/00	SL Stainless Pressure Vessel	1,226.65
149	DAMD17-91-C-1139	P	Eq	7/1/00	Standard Guinea Pig Unit & Watering Unit	3,789.90
150	DAMD17-91-C-1139	P	Eq	7/1/00	Standard Guinea Pig Unit & Watering Unit	3,789.90
151	DAMD17-91-C-1139	P	Eq	7/1/00	Standard Guinea Pig Unit & Watering Unit	3,789.90
152	DAMD17-91-C-1139	P	Eq	7/1/00	Standard Guinea Pig Unit & Watering Unit	3,789.90
153	DAMD17-91-C-1139	P	Eq	7/1/00	Standard Guinea Pig Unit & Watering Unit	3,789.90
160	DAMD17-91-C-1139	P	Eq	8/1/00	Pen & Multichannel Recorder & Enclosure	1,940.00
161	DAMD17-91-C-1139	P	Eq	8/1/00	Pen & Multichannel Recorder & Enclosure	2,950.00
167	DAMD17-91-C-1139	P	Eq	8/1/00	150L Holding Tank	26,434.44
168	DAMD17-91-C-1139	P	Eq	8/1/00	150L Holding Tank	26,434.44
169	DAMD17-91-C-1139	P	Eq	8/1/00	SIP Lead Equipment	45,257.61
166	DAMD17-91-C-1139	P	Eq	8/1/00	Vial Washer GW24	64,434.00
164	DAMD17-91-C-1139	P	Eq	9/1/00	SAIP Filling & Packaging Project	59,759.13
350	DAMD17-91-C-1139	P	Eq	10/1/00	Temperature Carts for Redundancy Filling and Packs	7,738.84
351	DAMD17-91-C-1139	P	Eq	10/1/00	Temperature Carts for Redundancy Filling and Packs	7,738.84
352	DAMD17-91-C-1139	P	Eq	10/1/00	Temperature Carts for Redundancy Filling and Packs	7,738.84
353	DAMD17-91-C-1139	P	Eq	10/1/00	Temperature Carts for Redundancy Filling and Packs	7,738.84
354	DAMD17-91-C-1139	P	Eq	10/1/00	Temperature Carts for Redundancy Filling and Packs	7,738.84
247	DAMD17-91-C-1139	P	Eq	10/1/00	5 Cages for transportation to Contract Filler	15,084.06
248	DAMD17-91-C-1139	P	Eq	10/1/00	5 Cages for transportation to Contract Filler	15,084.06
249	DAMD17-91-C-1139	P	Eq	10/1/00	5 Cages for transportation to Contract Filler	15,084.06
250	DAMD17-91-C-1139	P	Eq	10/1/00	5 Cages for transportation to Contract Filler	15,084.06
251	DAMD17-91-C-1139	P	Eq	10/1/00	5 Cages for transportation to Contract Filler	15,084.06
245	DAMD17-91-C-1139	P	Eq	11/1/00	Heat Exchange Redesign	28,533.31
158	DAMD17-91-C-1139	P	Eq	12/1/00	Standard Guinea Pig Unit & Watering Unit	4,402.26
154	DAMD17-91-C-1139	P	Eq	12/1/00	Standard Guinea Pig Unit & Watering Unit	4,402.27
155	DAMD17-91-C-1139	P	Eq	12/1/00	Standard Guinea Pig Unit & Watering Unit	4,402.27
156	DAMD17-91-C-1139	P	Eq	12/1/00	Standard Guinea Pig Unit & Watering Unit	4,402.27
157	DAMD17-91-C-1139	P	Eq	12/1/00	Standard Guinea Pig Unit & Watering Unit	4,402.27
355	DAMD17-91-C-1139	P	Eq	1/1/01	Kjeldahl digestion apparatus, rotary base	1,810.00
356	DAMD17-91-C-1139	P	Eq	3/1/01	Rapid Still 1, Labonco	2,850.00
333	DAMD17-91-C-1139	P	Eq	4/1/01	Trash Pump	1,088.57
313	DAMD17-91-C-1139	P	Eq	4/1/01	Mini Neph Unit and Printer	3,357.50
329	DAMD17-91-C-1139	P	Eq	4/1/01	Fermentor Datalogger	5,870.85
328	DAMD17-91-C-1139	P	Eq	4/1/01	ExMark Mower	8,914.54
339	DAMD17-91-C-1139	P	Eq	5/1/01	Honeywell Chart Recorder	2,114.89
338	DAMD17-91-C-1139	P	Eq	5/1/01	Honeywell Chart Recorder	2,114.90
357	DAMD17-91-C-1139	P	Eq	5/1/01	Flange Fitness Gauge	4,129.00
332	DAMD17-91-C-1139	P	Eq	5/1/01	Centrifuge with Rotor and Microplus Carriers	7,908.25
342	DAMD17-91-C-1139	P	Eq	5/1/01	Machining of Formulation Tanks Project 211	32,138.82

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
331	DAMD17-91-C-1139	P	Eq	5/1/01	TOC Analyzer	33,621.26
337	DAMD17-91-C-1139	P	Eq	5/1/01	Building 1 Air Conditioning Unit	92,633.24
330	DAMD17-91-C-1139	P	Eq	6/1/01	Chryo Freezer	13,962.33
340	DAMD17-91-C-1139	P	Eq	6/1/01	Stability Chamber	17,906.00
341	DAMD17-91-C-1139	P	Eq	6/1/01	Stability Chamber	17,906.00
364	DAMD17-91-C-1139	P	Eq	7/1/01	Fuel Tank	2,236.81
365	DAMD17-91-C-1139	P	Eq	7/1/01	Stainless Steel Carts	7,248.00
367	DAMD17-91-C-1139	P	Eq	7/1/01	RO System Move to Bld 30	199,603.53
584	DAMD17-91-C-1139	P	Eq	8/15/01	Undercounter Refrigerator	747.00
585	DAMD17-91-C-1139	P	Eq	8/21/01	Automatic Polarimeter	19,465.00
587	DAMD17-91-C-1139	P	Eq	8/30/01	Sanitary Conical Tank	2,838.68
384	DAMD17-91-C-1139	P	Eq	9/1/01	Clean Steam Generators Outlet Piping Modification	12,260.00
589	DAMD17-91-C-1139	P	Eq	9/10/01	Compressor for Building 45	4,067.00
586	DAMD17-91-C-1139	P	Eq	9/25/01	Ice Flaker	2,180.00
638	DAMD17-91-C-1139	P	Eq	10/1/01	Repair to Forklift Mast System	1,245.49
403	DAMD17-91-C-1139	P	Eq	10/1/01	GPS System for contract filler truck	2,212.00
809	DAMD17-91-C-1139	P	Eq	10/1/01	Hollister Stier-Vial Rinser	5,300.00
394	DAMD17-91-C-1139	P	Eq	10/1/01	Security Related Equipment	22,809.97
810	DAMD17-91-C-1139	P	Eq	10/1/01	Hollister Stier-Filling Pumps	35,000.00
811	DAMD17-91-C-1139	P	Eq	10/1/01	Hollister Stier-Ultrasonic Bath	44,343.00
808	DAMD17-91-C-1139	P	Eq	10/1/01	Hollister Stier-Cold Room	136,740.00
396	DAMD17-91-C-1139	P	Eq	10/25/01	Refrigerator	2,986.90
397	DAMD17-91-C-1139	P	Eq	10/25/01	Haske Bath	3,017.71
395	DAMD17-91-C-1139	P	Eq	10/25/01	Incubator	3,987.00
406	DAMD17-91-C-1139	P	Eq	11/7/01	Condensate Tanks	11,780.00
414	DAMD17-91-C-1139	P	Eq	11/8/01	Tube Bender	5,275.08
404	DAMD17-91-C-1139	P	Eq	11/20/01	AVA Kill Tank System	5,763.03
412	DAMD17-91-C-1139	P	Eq	12/1/01	Pipe Rack Modifications	29,728.12
411	DAMD17-91-C-1139	P	Eq	12/1/01	Modifications to Trains 2, 3, 4	77,813.20
429	DAMD17-91-C-1139	P	Eq	12/3/01	Micro Kheldahl	1,349.92
430	DAMD17-91-C-1139	P	Eq	12/3/01	Micro Kjeldahl	1,349.92
431	DAMD17-91-C-1139	P	Eq	12/3/01	Micro Kjeldahl	2,091.18
426	DAMD17-91-C-1139	P	Eq	12/18/01	Micro Kjeldahl Distillation	2,035.97
427	DAMD17-91-C-1139	P	Eq	12/18/01	Micro Kjeldahl Distillation	2,035.97
428	DAMD17-91-C-1139	P	Eq	12/18/01	Micro Kjeldahl Distillation	2,035.97
416	DAMD17-91-C-1139	P	Eq	12/31/01	Nikon Eclipse E400	7,245.26
593	DAMD17-91-C-1139	P	Eq	1/1/02	Building #12 Fermentation Room Camera	8,642.00
547	DAMD17-91-C-1139	P	Eq	1/8/02	Undercounter Continental Refrigerator 7.4cft	1,727.26
434	DAMD17-91-C-1139	P	Eq	1/8/02	Bench Top Incubator Shaker	5,160.00
433	DAMD17-91-C-1139	P	Eq	1/8/02	Artel Pipette Calibration System	8,105.62
435	DAMD17-91-C-1139	P	Eq	1/8/02	Incubator Shaker	8,930.00
438	DAMD17-91-C-1139	P	Eq	1/21/02	UV1201 SCP Printer Kit	1,189.06
439	DAMD17-91-C-1139	P	Eq	1/21/02	UV1201 SCP Printer Kit	1,189.06
436	DAMD17-91-C-1139	P	Eq	1/21/02	UV1201 Spectrophotometer	5,371.56
437	DAMD17-91-C-1139	P	Eq	1/21/02	UV1201 Spectrophotometer	5,371.56
600	DAMD17-91-C-1139	P	Eq	1/31/02	Tunnel Camera and Motion Units	66,109.02

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
603	DAMD17-91-C-1139	P	Eq	1/31/02	Trailer for Contract Filler	85,145.82
601	DAMD17-91-C-1139	P	Eq	1/31/02	Fire Alarm System Upgrade	273,375.00
606	DAMD17-91-C-1139	P	Eq	2/28/02	Locknetics Prox Cipher Locks	8,000.00
595	DAMD17-91-C-1139	P	Eq	2/28/02	EMS System Upgrade (1of3 Stations)	9,623.32
640	DAMD17-91-C-1139	P	Eq	2/28/02	EMS System Upgrade (2of3 Stations)	9,623.34
641	DAMD17-91-C-1139	P	Eq	2/28/02	EMS System Upgrade (3of3 Stations)	9,623.34
902	DAMD17-91-C-1139	P	Eq	3/1/02	300 Liter Formulation Tank	65,883.23
903	DAMD17-91-C-1139	P	Eq	3/1/02	300 Liter Formulation Tank	65,883.23
904	DAMD17-91-C-1139	P	Eq	3/1/02	300 Liter Formulation Tank	65,883.23
905	DAMD17-91-C-1139	P	Eq	3/1/02	300 Liter Formulation Tank	65,883.23
615	DAMD17-91-C-1139	P	Eq	3/1/02	300 Liter Formulation Tank	65,883.24
614	DAMD17-91-C-1139	P	Eq	3/1/02	Water for Injection (WFI) Capacity Improvement P	115,000.00
622	DAMD17-91-C-1139	P	Eq	3/29/02	SMA Portable Compressed Air Sampler	1,126.95
627	DAMD17-91-C-1139	P	Eq	3/29/02	Benchtop pH/temp/MV Meter (model 390)	1,221.57
630	DAMD17-91-C-1139	P	Eq	3/29/02	Standard Guinea Pig Unit	3,787.50
631	DAMD17-91-C-1139	P	Eq	3/29/02	Standard Guinea Pig Unit	3,787.50
632	DAMD17-91-C-1139	P	Eq	3/29/02	Standard Guinea Pig Unit	3,787.50
633	DAMD17-91-C-1139	P	Eq	3/29/02	Standard Guinea Pig Unit	3,787.50
634	DAMD17-91-C-1139	P	Eq	3/29/02	Standard Guinea Pig Unit	3,787.50
635	DAMD17-91-C-1139	P	Eq	3/29/02	Standard Guinea Pig Unit	3,787.50
626	DAMD17-91-C-1139	P	Eq	3/29/02	Spot Insight Color “C” Mount Camera	3,877.43
624	DAMD17-91-C-1139	P	Eq	3/29/02	1240 Spectrophotometer	5,258.25
625	DAMD17-91-C-1139	P	Eq	3/29/02	Nikon E400 Microscope	6,541.78
623	DAMD17-91-C-1139	P	Eq	3/29/02	PR Wire/elx 405 VR Plate Washer & Reader	28,571.25
605	DAMD17-91-C-1139	P	Eq	3/29/02	D1 Water Skid	114,375.11
637	DAMD17-91-C-1139	P	Eq	3/29/02	PBX Telephone System	160,000.00
687	DAMD17-91-C-1139	P	Eq	3/29/02	Housing for Water for Injection Capacity PART B	1,110,980.00
719	DAMD17-91-C-1139	P	Eq	4/1/02	Security Gates in Tunnels	5,460.00
803	DAMD17-91-C-1139	P	Eq	4/1/02	Hollister Stier - Security System - Security Equipme	245,098.00
629	DAMD17-91-C-1139	P	Eq	4/12/02	Greenlee Bender	5,905.00
723	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
737	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
738	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
739	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
740	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
741	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
742	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
743	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
744	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
745	DAMD17-91-C-1139	P	Eq	5/1/02	Lockable Cage	555.00
730	DAMD17-91-C-1139	P	Eq	5/1/02	X6000-Validation Reference Manual	750.00
729	DAMD17-91-C-1139	P	Eq	5/1/02	X6005-IQ/OQ Validation Protocols for Validator 2	1,500.00
728	DAMD17-91-C-1139	P	Eq	5/1/02	X2020-ICAL Kit	1,600.00
724	DAMD17-91-C-1139	P	Eq	5/1/02	X0855-IRTD 400 High Accuracy Probe	3,730.00
731	DAMD17-91-C-1139	P	Eq	5/1/02	Sublot Transfer Cart	4,905.00
732	DAMD17-91-C-1139	P	Eq	5/1/02	Sublot Transfer Cart	4,905.00

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
720	DAMD17-91-C-1139	P	Eq	5/1/02	Building #29 Camera	8,105.00
725	DAMD17-91-C-1139	P	Eq	5/1/02	X200 Validator 2000 High Accuracy Validation Sy	13,360.00
726	DAMD17-91-C-1139	P	Eq	5/1/02	X2000 Validator 2000-High Accuracy Validation S	13,360.00
727	DAMD17-91-C-1139	P	Eq	5/1/02	X2000 Validator 2000-High Accuracy Validation S	13,360.00
718	DAMD17-91-C-1139	P	Eq	5/1/02	Guardhouse	58,750.00
756	DAMD17-91-C-1139	P	Eq	6/1/02	Honeywell Minitrend Data Recorder	7,250.20
786	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
787	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
788	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
789	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
790	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
791	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
792	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
793	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
794	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
795	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
796	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
797	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
798	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.46
799	DAMD17-91-C-1139	P	Eq	8/1/02	Standard Guinea Pig Unit	3,729.52
Class-	Eq
SubTotal						7,009,192.12

55	DAMD17-91-C-1139	P	Fu	9/1/93	Shelving	9,600.00
218	DAMD17-91-C-1139	P	Fu	4/1/00	Server Racks	3,814.04
229	DAMD17-91-C-1139	P	Fu	5/1/00	Tables & Chairs for Meeting Rooms	2,787.06
237	DAMD17-91-C-1139	P	Fu	8/1/00	Office furniture	546.00
235	DAMD17-91-C-1139	P	Fu	8/1/00	Table and Chairs	636.00
232	DAMD17-91-C-1139	P	Fu	8/1/00	Office furniture	1,678.28
226	DAMD17-91-C-1139	P	Fu	8/1/00	Office furniture	1,949.00
231	DAMD17-91-C-1139	P	Fu	8/1/00	Office furniture	1,953.00
233	DAMD17-91-C-1139	P	Fu	8/1/00	Office furniture	1,983.05
234	DAMD17-91-C-1139	P	Fu	8/1/00	Office furniture	2,077.00
239	DAMD17-91-C-1139	P	Fu	8/1/00	Office furniture	2,543.00
236	DAMD17-91-C-1139	P	Fu	8/1/00	Office furniture	4,302.20
228	DAMD17-91-C-1139	P	Fu	8/1/00	Furniture	7,341.31
227	DAMD17-91-C-1139	P	Fu	8/1/00	Furniture	21,390.75
243	DAMD17-91-C-1139	P	Fu	10/1/00	Management Chair	541.87
230	DAMD17-91-C-1139	P	Fu	10/1/00	Office Furniture	2,120.00
240	DAMD17-91-C-1139	P	Fu	10/1/00	Office Furniture	2,120.00
238	DAMD17-91-C-1139	P	Fu	10/1/00	(13) Task Chairs, Paint and Carpet Squares	2,535.58
241	DAMD17-91-C-1139	P	Fu	12/1/00	10 Chairs	2,039.99
242	DAMD17-91-C-1139	P	Fu	12/1/00	Office Furniture	2,231.50
715	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	75.34
716	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	75.34

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
712	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	150.68
713	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	150.68
714	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	150.68
280	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	192.60
707	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	192.68
708	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	192.68
709	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	192.68
710	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	192.68
711	DAMD17-91-C-1139	P	Fu	3/1/01	Heather Blue Chair	192.68
282	DAMD17-91-C-1139	P	Fu	3/1/01	Furniture for AVA Trailer Project 178	9,487.82
310	DAMD17-91-C-1139	P	Fu	3/1/01	Cubicles for Workroom	13,141.98
326	DAMD17-91-C-1139	P	Fu	4/1/01	Building 29 Cubicles	25,383.55
348	DAMD17-91-C-1139	P	Fu	6/1/01	Marker Board	33.57
343	DAMD17-91-C-1139	P	Fu	6/1/01	Light Walnut Low Coffee Table	38.57
369	DAMD17-91-C-1139	P	Fu	6/1/01	Cherry Laminate Table	50.00
651	DAMD17-91-C-1139	P	Fu	6/1/01	Cherry Wood Guest Chair	54.28
344	DAMD17-91-C-1139	P	Fu	6/1/01	Cherry Wood Guest Chair	55.29
347	DAMD17-91-C-1139	P	Fu	6/1/01	Guest Chair	58.57
664	DAMD17-91-C-1139	P	Fu	6/1/01	Lateral File	100.00
665	DAMD17-91-C-1139	P	Fu	6/1/01	Lateral File	100.00
666	DAMD17-91-C-1139	P	Fu	6/1/01	Lateral File	100.00
667	DAMD17-91-C-1139	P	Fu	6/1/01	Lateral File	100.00
668	DAMD17-91-C-1139	P	Fu	6/1/01	Lateral File	100.00
346	DAMD17-91-C-1139	P	Fu	6/1/01	Big Man Chair	108.57
345	DAMD17-91-C-1139	P	Fu	6/1/01	Blue Superior Chair	158.57
349	DAMD17-91-C-1139	P	Fu	6/1/01	Desk National 30x60	258.58
368	DAMD17-91-C-1139	P	Fu	6/1/01	Conference Table	300.00
669	DAMD17-91-C-1139	P	Fu	6/1/01	Dark Walnut Desk	589.68
659	DAMD17-91-C-1139	P	Fu	7/1/01	Lateral File	162.83
660	DAMD17-91-C-1139	P	Fu	7/1/01	Lateral File	162.83
658	DAMD17-91-C-1139	P	Fu	7/1/01	Lateral File	162.84
677	DAMD17-91-C-1139	P	Fu	7/1/01	Heather Blue Chair	223.60
678	DAMD17-91-C-1139	P	Fu	7/1/01	Heather Blue Chair	223.60
374	DAMD17-91-C-1139	P	Fu	7/1/01	Heather Blue Chair	236.50
655	DAMD17-91-C-1139	P	Fu	7/1/01	Executive Chair	236.50
656	DAMD17-91-C-1139	P	Fu	7/1/01	Executive Chair	236.50
657	DAMD17-91-C-1139	P	Fu	7/1/01	Executive Chair	236.50
675	DAMD17-91-C-1139	P	Fu	7/1/01	Lateral File	271.25
676	DAMD17-91-C-1139	P	Fu	7/1/01	Lateral File	271.25
652	DAMD17-91-C-1139	P	Fu	7/1/01	36” Bookcase	278.00
654	DAMD17-91-C-1139	P	Fu	7/1/01	Office Furniture	424.48
653	DAMD17-91-C-1139	P	Fu	7/1/01	4 Drawer Lateral File	620.00
375	DAMD17-91-C-1139	P	Fu	7/1/01	IS Storage Shelves	790.04
683	DAMD17-91-C-1139	P	Fu	7/1/01	Work Surface & Cubicle Area	2,577.74
679	DAMD17-91-C-1139	P	Fu	7/1/01	Work Surface & Cubicle Area	2,577.75
680	DAMD17-91-C-1139	P	Fu	7/1/01	Work Surface & Cubicle Area	2,577.75

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
681	DAMD17-91-C-1139	P	Fu	7/1/01	Work Surface & Cubicle Area	2,577.75
682	DAMD17-91-C-1139	P	Fu	7/1/01	Work Surface & Cubicle Area	2,577.75
661	DAMD17-91-C-1139	P	Fu	7/1/01	Office Furniture	3,000.97
662	DAMD17-91-C-1139	P	Fu	7/1/01	Office Furniture	3,000.97
663	DAMD17-91-C-1139	P	Fu	7/1/01	Office Furniture	3,000.98
363	DAMD17-91-C-1139	P	Fu	7/1/01	Building 29 Cubicles	15,622.62
293	DAMD17-91-C-1139	P	Fu	7/1/01	Document Control Fire Suppression System #1	48,321.30
688	DAMD17-91-C-1139	P	Fu	8/1/01	Blue Side Chair	103.00
689	DAMD17-91-C-1139	P	Fu	8/1/01	Blue Side Chair	103.00
690	DAMD17-91-C-1139	P	Fu	8/1/01	Blue Side Chair	103.00
691	DAMD17-91-C-1139	P	Fu	8/1/01	Blue Side Chair	103.00
692	DAMD17-91-C-1139	P	Fu	8/1/01	Blue Side Chair	103.00
693	DAMD17-91-C-1139	P	Fu	8/1/01	Blue Side Chair	103.00
377	DAMD17-91-C-1139	P	Fu	8/1/01	Wild Cherry Laminate Table	868.95
383	DAMD17-91-C-1139	P	Fu	9/1/01	System Wall w/Locking Doors	2,450.34
642	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
643	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
644	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
645	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
646	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
647	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
648	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
649	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
650	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
401	DAMD17-91-C-1139	P	Fu	10/25/01	Shelving for Bldg 30 Coldroom	524.00
424	DAMD17-91-C-1139	P	Fu	12/1/01	Stainless Steel Cabinets	5,034.28
425	DAMD17-91-C-1139	P	Fu	12/1/01	Lockers	6,450.50
413	DAMD17-91-C-1139	P	Fu	12/1/01	Scientific Tables	7,167.15
423	DAMD17-91-C-1139	P	Fu	12/1/01	Security Office Storage	11,674.08
594	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
694	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
695	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
696	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
697	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
698	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
699	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
700	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
701	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
702	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
703	DAMD17-91-C-1139	P	Fu	1/31/02	36” Bookcase	170.00
706	DAMD17-91-C-1139	P	Fu	1/31/02	60” Bookcase	418.60
704	DAMD17-91-C-1139	P	Fu	1/31/02	60” Bookcase	418.61
705	DAMD17-91-C-1139	P	Fu	1/31/02	60” Bookcase	418.61
736	DAMD17-91-C-1139	P	Fu	4/1/02	Stainless Steel Equipment Stand	328.40
722	DAMD17-91-C-1139	P	Fu	4/1/02	Stainless Steel Utility Cart	370.30
733	DAMD17-91-C-1139	P	Fu	4/1/02	Stainless Steel Utility Cart	370.30

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
734	DAMD17-91-C-1139	P	Fu	4/1/02	Stainless Steel Insurance Table	444.00
735	DAMD17-91-C-1139	P	Fu	4/1/02	Stainless Steel Insurance Table	444.00
747	DAMD17-91-C-1139	P	Fu	6/1/02	FireKing Vertical Fire Cabinet	1,919.89
748	DAMD17-91-C-1139	P	Fu	6/1/02	FireKing Vertical Fire Cabinet	1,919.93
749	DAMD17-91-C-1139	P	Fu	6/1/02	FireKing Vertical Fire Cabinet	1,919.93
750	DAMD17-91-C-1139	P	Fu	6/1/02	FireKing Vertical Fire Cabinet	1,919.93
751	DAMD17-91-C-1139	P	Fu	6/1/02	FireKing Vertical Fire Cabinet	1,919.93
752	DAMD17-91-C-1139	P	Fu	6/1/02	FireKing Vertical Fire Cabinet	1,919.93
753	DAMD17-91-C-1139	P	Fu	6/1/02	FireKing Vertical Fire Cabinet	1,919.93
754	DAMD17-91-C-1139	P	Fu	6/1/02	FireKing Vertical Fire Cabinet	1,919.93
782	DAMD17-91-C-1139	P	Fu	7/1/02	Lateral Fireproof File Cabinet	2,024.00
783	DAMD17-91-C-1139	P	Fu	7/1/02	Lateral Fireproof File Cabinet	2,024.00
Class-	Fu
SubTotal						280,532.20

67	DAMD17-91-C-1139	R	Im	9/1/93	Security Doors	24,800.00
54	DAMD17-91-C-1139	R	Im	9/1/93	Coldroom Modular Facility	112,681.00
124	DAMD17-91-C-1139	R	Im	9/1/98	Backup generator	227,200.00
143	DAMD17-91-C-1139	R	Im	9/1/98	coldrooms (3A, 3B, 4)	230,000.00
165	DAMD17-91-C-1139	R	Im	8/1/00	Lab Renovations	8,108.00
246	DAMD17-91-C-1139	R	Im	10/1/00	Building 30 & Building 6 Roof	63,965.41
327	DAMD17-91-C-1139	R	Im	4/1/01	Building 29 Renovations	5,176.55
362	DAMD17-91-C-1139	R	Im	9/1/01	Fire Suppression IS	18,054.97
410	DAMD17-91-C-1139	R	Im	11/1/01	Paving Project	48,885.00
415	DAMD17-91-C-1139	R	Im	11/28/01	Perimeter Fence Building 15	1,749.00
408	DAMD17-91-C-1139	R	Im	11/28/01	Sheridan Rd Mechanical Slide Gate	35,196.00
420	DAMD17-91-C-1139	R	Im	12/1/01	Bullet Resistant Windows	30,845.00
422	DAMD17-91-C-1139	R	Im	12/1/01	Repairs to Domestic Water and Gas	92,349.00
590	DAMD17-91-C-1139	R	Im	1/1/02	Intercom System for Security Gates	17,600.00
591	DAMD17-91-C-1139	R	Im	1/1/02	Perimeter Fence Detection System	100,200.00
604	DAMD17-91-C-1139	R	Im	2/28/02	Coldroom 150 Temporary Loading Platform	83,881.22
801	DAMD17-91-C-1139	R	Im	4/1/02	Hollister Stier - Security System - Fiber Cabling in :	2,730.00
717	DAMD17-91-C-1139	R	Im	4/1/02	Hollister Stier-Security System - Reception Area Gh :	6,480.00
802	DAMD17-91-C-1139	R	Im	4/1/02	Hollister Stier-Security System - Campus Modific	24,868.00
721	DAMD17-91-C-1139	R	Im	5/1/02	Stainless Steel Razor Wire	20,978.00
755	DAMD17-91-C-1139	R	Im	6/1/02	Campus Lighting	4,923.00
757	DAMD17-91-C-1139	R	Im	6/1/02	Coldroom 150 Modifications	21,441.00
Class-	Im
Subtotal						1,182,111.15

66	DAMD17-91-C-1139	R	La	9/1/93	Tunnel Barricade	9,570.00
64	DAMD17-91-C-1139	R	La	9/1/93	Light pole lights, poles, conduit and wiring	20,000.00
65	DAMD17-91-C-1139	R	La	9/1/93	Pipe access covers	72,600.00
63	DAMD17-91-C-1139	R	La	9/1/93	Security fence	101,000.00

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
142	DAMD17-91-C-1139	R	La	9/1/98	Wooden fencing	8,413.00
379	DAMD17-91-C-1139	R	La	7/1/01	Tunnel Renovation	20,480.98
385	DAMD17-91-C-1139	R	La	9/1/01	Tunnel Barricade	14,361.35
Class-	La

Subtotal						246,425.33

117	DAMD17-91-C-1139	P	So	9/1/98	Date Acquisition System (Software and net packs)	36,765.00
105	DAMD17-91-C-1139	P	So	9/1/98	MRP-Fourth Shift Software Package	99,421.00
221	DAMD17-91-C-1139	P	So	3/1/00	Calhoun Computer System	1,699.96
252	DAMD17-91-C-1139	P	So	7/1/00	Seal Force Tester & Interface Software	12,675.00
225	DAMD17-91-C-1139	P	So	9/1/00	SAIP Compliance Software	212,153.00
268	DAMD17-91-C-1139	P	So	10/1/00	ABRA Suite Payroll Software	50,786.42
382	DAMD17-91-C-1139	P	So	9/1/01	Statistical Software	1,052.00
399	DAMD17-91-C-1139	P	So	10/9/01	STAT View Software	5,560.00
400	DAMD17-91-C-1139	P	So	10/12/01	Affirmative Action Plan (HR)	3,990.00
419	DAMD17-91-C-1139	P	So	1/31/02	Norton, Anti Virus Desk Server	7,653.75
607	DAMD17-91-C-1139	P	So	2/28/02	STAT View Software	6,500.00
761	DAMD17-91-C-1139	P	So	7/1/02	Office XP Property Licenses (60)	25,018.20
784	DAMD17-91-C-1139	P	So	8/1/02	Ghost Media Pack	2,884.00
785	DAMD17-91-C-1139	P	So	8/1/02	Office XP Property Licenses	20,875.00
906	DAMD17-91-C-1139	P	So	11/1/02	Network/Backup Archive System	99,232.59
Class-	So

Subtotal						586,265.92

Contract #-
SubTotal	DAMD17-91-C-1139					12,462,383.67

1	DAMD17-97-E-0004	P	Eq	9/1/89	Balance, Bench Top Model	1,503.00
2	DAMD17-97-E-0004	P	Eq	9/1/89	Bright Field Microscope	2,819.00
3	DAMD17-97-E-0004	P	Eq	9/1/89	Automated Kjeldahl Apparatus	24,400.00
5	DAMD17-97-E-0004	P	Eq	9/1/90	Holding Tank B, Train 2	67,883.66
6	DAMD17-97-E-0004	P	Eq	9/1/90	10 Liter Fermenter, Train 2	67,883.67
7	DAMD17-97-E-0004	P	Eq	9/1/90	100 Liter Fermenter, Train 2	67,883.67
23	DAMD17-97-E-0004	P	Eq	9/1/91	pH Meter	1,895.00
11	DAMD17-97-E-0004	P	Eq	9/1/91	Balance	2,625.50
21	DAMD17-97-E-0004	P	Eq	9/1/91	Balance	2,625.50
18	DAMD17-97-E-0004	P	Eq	9/1/91	CO2 Incubator	2,767.00
12	DAMD17-97-E-0004	P	Eq	9/1/91	Refrigerated Low Speed Centrifuge	17,113.00
13	DAMD17-97-E-0004	P	Eq	9/1/91	Autoclave	30,000.00
14	DAMD17-97-E-0004	P	Eq	9/1/91	100 Liter Fermenter, Train 1	102,900.00
15	DAMD17-97-E-0004	P	Eq	9/1/91	10 Liter Fermenter, Train 3	102,900.00
16	DAMD17-97-E-0004	P	Eq	9/1/91	100 Liter Fermenter, Train 4	102,900.00
17	DAMD17-97-E-0004	P	Eq	9/1/91	10 Liter Fermenter, Train 4	102,900.00

Contract		P	Acquisition			Tax
Sys No	#	T	Class	Date	Description	Acq Value
19	DAMD17-97-E-0004	P	Eq	9/1/91	Autoclave, Double-door	128,350.00
24	DAMD17-97-E-0004	P	Eq	9/1/92	Holding Tank A, Train 3	102,900.00
25	DAMD17-97-E-0004	P	Eq	9/1/92	Holding Tank A, Train 4	102,500.00
72	DAMD17-97-E-0004	P	Eq	9/1/94	Hoist	575.00
73	DAMD17-97-E-0004	P	Eq	9/1/94	Hoist	575.00
68	DAMD17-97-E-0004	P	Eq	9/1/94	10 Liter Fermenter, Train 1	71,610.00
69	DAMD17-97-E-0004	P	Eq	9/1/94	Holding Tank A, Train 2	71,610.00
70	DAMD17-97-E-0004	P	Eq	9/1/94	100 Liter Fermenter, Train 3	71,610.00
78	DAMD17-97-E-0004	P	Eq	9/1/95	Two-Chart Recorder for Freezer #2	1,349.00
Class-	Eq
Subtotal						1,252,478.00

77	DAMD17-97-E-0004	R	Im	9/1/94	Stairs	1,000.00
Class-	Im
Subtotal						1,000.00

Contract #-	DAMD17-97-E-0004
Subtotal						1,253,478.00

386	DAMD17-98-C-8052	P	Eq	9/1/98	Holding Tank	62,500.00
387	DAMD17-98-C-8052	P	Eq	9/1/98	Holding Tank	62,500.00
388	DAMD17-98-C-8052	P	Eq	9/1/98	Holding Tank	62,500.00
389	DAMD17-98-C-8052	P	Eq	9/1/98	Holding Tank	62,500.00
Class-	Eq
Subtotal						250,000.00

Contract #-	DAMD17-98-C-8052
Subtotal						250,000.00

Grand Total:						13,965,861.67

W9113M-04-D-0002
Attachment 3

	Jan	Feb	Mar	Apr	May	June	July	Aug	Sep	Oct	Nov	Dec	Total
Jan 04-Dec 05	0	0	0	108,120	108,120	108,120	108,120	108,120	108,120	108,120	108,120	108,120	973,080
Jan 05-Dec 05	235,880	235,880	235,820	127,760	127,760	127,760	127,760	127,760	127,760	127,760	127,760	127,730	1,857,390
Jan 06-Sep 06	115,000	115,000	115,000	115,000	115,000	115,000	115,000	115,000	114,930				1,034,930
													3,865,400

1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT J PAGE OF PAGES —— — 1 2 —— — 2. AMENDMENT/MODIFICATION NO 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. P00001 20-Jan-2004 W90GXK33010005 5. PROJECT NO. (If applicable) —— —— —— — 6. ISSUED BY CODE W9113M 7. ADMINISTERED BY (If other than Item 6) CODE S2303A —— DCMA GRAND RAPIDS — RIVERVIEW CENTER BUILDING 678 FRONT STREET, NW GRAND RAPIDS, MI 49504-5352 US ARMY SPACE & MISSILE DEFENSE COMMAND SMDC-CM-CB / MS. O’CONNELL 301-819-2895 64 THOMAS JOHNSON DRIVE FREDERICK, MD 21702 — 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code) BIOPORT CORPORATION 3400 N. MARTIN LUTHER KING JR. BLVD LANSING, MI 48906 9A. AMENDMENT OF SOLICITATION NO. —— — 9B. DATED (SEE ITEM 11) X 10A. MOD OF CONTRACT/ORDER NO. W9113M-04-D-0002 — X 10B. DATED (SEE ITEM 13) —— 08-Jan-2004 — CODE 1H086 FACILITY CODE —— — 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS — The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. — 12. ACCOUNTING AND APPROPRIATION DATA (If required) — 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 . — A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. — B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, X appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B). —— — C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: — D. OTHER (Specify type of modification and authority) — E. IMPORTANT: Contractor is not, is required to sign this document and return ___copies to the issuing office. — 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See Attached Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. — 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) LYNN M. SELFRIDGE//CONTRACTING OFFICER 15A. NAME AND TITLE OF SIGNER (Type or print) TEL: 301-619-2707 EMAIL: lynn.selfridge@DET.AMEDO.ARMY.MIL —— — 15B. CONTRACTOR/OFFEROR 1 6B. UNITED STATES OF AMERICA BY /s/ Lynn M. Selfridge 16C. DATE SIGNED —— 15C. DATE SIGNED —— 22-JAN-2004 (Signature of person authorized to sign) (Signature of Contracting Officer) STANDARD FORM 30 (REV. 10-83) EXCEPTION TO SF 30 Prescribed by GSA APPROVED BY OIRM 11-84 30-105-04 FAR (48 CFR) 53.243

W9113M-04-D-0002
P00001

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION A — SOLICITATION/CONTRACT FORM
     The Payment will be made by organization has changed from
DFAS-COLUMBUS CENTER
DFAS-CO/SOUTH ENTITLEMENT OPERATION
P.O. BOX 182264
COLUMBUS, OH 43218-2264
to
DFAS-COLUMBUS CENTER
NORTH ENTITLEMENT OPERATIONS
PO BOX 182266
COLUMBUS, OH 43218-2266
(End of Summary of Changes)

1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT J PAGE OF PAGES —— - 1 2 —— — 2. AMENDMENT/MODIFICATION NO 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. P00002 2-Sep-2004 W90GXK33010005 5. PROJECT NO. (If applicable) —— —— —— — 6. ISSUED BY CODE W9113M 7. ADMINISTERED BY (If other than Item 6) CODE S2303A —— DCM GRAND RAPIDS RIVERVIEW CENTER BUILDING 678 FRONT STREET, NW GRAND RAPIDS, MI 49504-5352 — US ARMY SPACE & MISSILE DEFENSE COMMAND SMDC-CM-CB / MS. SELFRIDGE 301-619-2707 64 THOMAS JOHNSON DRIVE FREDERICK, MD 21702 — 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) BIOPORT CORPORATION 3500 N. MARTIN LUTHER KING, JR. BLVD LANSING, MI 48906 9A. AMENDMENT OF SOLICITATION NO. —— — 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. W9113M-04-D-0002 — X 10B. DATED (SEE ITEM 13) —— 06-Jan-2004 — CODE 1HDB6 FACILITY CODE —— — 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS — The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 1 5, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. — 12. ACCOUNTING AND APPROPRIATION DATA (If required) — 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 . — A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. — B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B). — C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: — D. OTHER (Specify type of modification and authority) X FAR52.217-9 —— — E. IMPORTANT: Contractor is not, is required to sign this document and return ___copies to the issuing office. — 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Exercise Option Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. — 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) LYNN SELFRIDGE, / CONTRACTING OFFICER 15A. NAME AND TITLE OF SIGNER (Type or print) TEL: 301-619-2707 EMAIL: lynn.selfridge@DET.AMEDD.ARMY.MIL —— — 15B. CONTRACTOR/OFFEROR 1 6B. UNITED STATES OF AMERICA BY /s/ Lynn M. Selfridge —— —— 16C. DATE SIGNED (Signature of person authorized to sign) 15C. DATE SIGNED (Signature of Contracting Officer) 2-Sep-2004 —— —— —— — STANDARD FORM 30 (REV. 10-83) EXCEPTION TO SF 30 Prescribed by GSA APPROVED BY OIRM 11-84 30-105-04 FAR (48 CFR) 53.243

W9113M-04-D-0002
P00001

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION A — SOLICITATION/CONTRACT FORM
     The total cost of this contract was increased by $95,950,567.80 from $71,248,954.50 to $167,199,522.30.
SECTION B — SUPPLIES OR SERVICES AND PRICES
     CLIN 0002
          The option status has changed from Option to Option Exercised.
(End of Summary of Changes)

1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT J PAGE OF PAGES —— - 1 4 —— — 2. AMENDMENT/MODIFICATION NO 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) P00003 09/28/04 N/A N/A —— —— -— — 6. ISSUED BY CODE W9113M 7. ADMINISTERED BY (If other than Item 6) CODE S2303A — U.S. Army Space and Missile Defense Command Attn: SMDC-CM-CB DCMA Detroit-Grand Rapids 64 Thomas Johnson Drive 678 Front Avenue, NW Fredrick, MD 21702 Grand Rapids, MI 49504-5352 —— — 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) BioPort Corporation, Inc. 3500 Martin Luther King Jr., Blvd. Lansing, MI 48906 (X) 9A. AMENDMENT OF SOLICITATION NO. —— —— — 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. X W9113M-04-D-0002 —— — 10B. DATED (SEE ITEM 11) 01/04/04 — CODE 1H0B6 FACILITY CODE —— — 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS — The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 1 5, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. — 12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A — 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 . — A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER CHECK ONE NO. IN ITEM 10A. —— — B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). — C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) X PL 85-804, Implemented by FAR 50.403-2(b) and MoD dated Sep. 28, 2004 —— — E. IMPORTANT: Contractor is not, is required to sign this document and return ___copies to the issuing office. — 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See Attached. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. — 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) 15A. NAME AND TITLE OF SIGNER (Type or print) LYNN M. SELFRIDGE —— — 15B. CONTRACTOR/OFFEROR 1 6B. UNITED STATES OF AMERICA /s/ Lynn M. Selfridge —— —— 16C. DATE SIGNED (Signature of person authorized to sign) 15C. DATE SIGNED (Signature of Contracting Officer) 09/28/04 —— —— —— — NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

A.	This modification incorporates the full text FAR clause 50.250-1 entitled “Indemnification under Public Law 85-804” into contract number W9113M-04-D-0002 and is added to Section I.
B.	The Memorandum of Decision signed by the Acting Secretary of the Army on September 28, 2004, is incorporated into Section J of the contract as Attachment Number 4, 3 pages. The definition of unusually hazardous risk applicable to this contract is delineated in TAB A to the Memorandum of Decision.
C.	This modification is executed without cost to either party and is without effect to any other contract terms or conditions comprising contract W9113M-04-D-0002.
Modification P00003 to
Contract W9113M-04-D-0002

52.250 — Extraordinary Contractural Actions Provisions and Clauses.
52.250-1 — Indemnification Under Public Law 85-804.
As prescribed in 50.403-3, insert the following clause in contacts whenever the approving official determines that the contractor shall be indemnified against unusually hazardous or nuclear risks (also-see 50.403-2(c)):
Indemnification Under Public Law 85-804 (Apr 1984)
(a) “Contractor’s principal officials,” as used in this clause, means directors, officers, managers, superintendents, or other representatives supervising or directing —
(1)	All or substantially all of the Contractor’s business;

(2)	All or substantially all of the Contractor’s operations at any one plant or separate location in which this contract is being performed; or

(3)	A separate and complete major industrial operation in connection with the performance of this contract.
(b) Under Public Law 85-804 (50 U.S.C. 1431-1435) and Executive Order 10789, as amended, and regardless of any other provisions of this contract the Government shall, subject to the limitations contained in the other paragraphs of this clause, indemnify the Contractor against —
(1)	Claims (including reasonable expenses of litigation or settlement) by third persons (including employees the Contractor) for death; personal injury; or loss of, damage to, or loss of use of property;

(2)	Loss of, damage to, or loss of use of Contractor property, excluding loss of profit; and

(3)	Loss of, damage to, or loss of use of Government property, excluding loss of profit.
(c) This indemnification applies only to the extent that the claim, loss, or damage
(1)	arises out of or results from a risk defined in this contract as unusually hazardous or nuclear and

(2)	is not compensated for by insurance or otherwise.

Any such claim, loss, or damage, to the extent that it is within the deductible amounts of the Contractor’s insurance, is not covered under this clause. If insurance coverage or other financial protection in effect on the date the approving official authorizes use of this clause is reduced, the Government’s liability under this clause shall not increase as a result.
(d) When the claim, loss, or damage is caused by willful misconduct or lack of good faith on the part of any of the Contractor’s principal officials, the Contactor shall not be indemnified for —
(1)	Government claims against the Contractor (other than those arising through subrogation); or

(2)	Loss or damage affecting the Contractor’s property.
(e) With the Contracting Officer’s prior written approval, the Contractor may, in any subcontract under this contract, indemnify the subcontractor against any risk defined in this contract as unusually hazardous or nuclear. This indemnification shall provide, between the Contractor and the subcontractor, the same rights and duties, and the same
Modification P00003 to
Contract W9113M-04-B-0002

provisions for notice, furnishing of evidence or proof, and Government settlement or defense of claims as this clause provides. The Contracting Officer may also approve indemnification of subcontractors at any lower tier, under the same terms and conditions. The Government shall indemnify the Contractor against liability to subcontractors incurred under subcontract provisions approved by the Contracting Officer.
(f) The rights and obligations of the parties under this clause shall survive this contract’s termination, expiration, or completion. The Government shall make no payment under this clause unless the agency head determines that the amount is just and reasonable. The Government may pay the Contractor or subcontractors, or may directly pay parties to whom the Contract or subcontractors may be liable.
(g) The Contractor shall —
(1)	Promptly notify the Contracting Officer of any claim or action against, or any loss by, the Contractor or any subcontractors that may be reasonably be expected to involve indemnification under this clause;

(2)	Immediately furnish to the Government copies of all pertinent papers the Contractor receives;

(3)	Furnish evidence or proof of any claim, loss, or damage covered by this clause in the manner and form the Government requires; and

(4)	Comply with the Government’s directions and execute any authorizations required in connection with settlement or defense of claims or actions.
(h) The Government may direct, control, or assist in settling or defending any claim or action that may involve indemnification under this clause.
(End of Clause)
Modification P00003 to
Contract W9113M-04-B-0002

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES J — 1 2 —— — 2. AMENDMENT/MODIFICATION NO 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. POOOO4 26-Oct-2004 W90GXK33010005 5. PROJECT NO. (If applicable) —— —— —— — 6. ISSUED BY CODE W90GXK 7. ADMINISTERED BY (If other than Item 6) CODE S2303A —— — DCM GRAND RAPIDS CHEMICAL-BIOLOGICAL-MEDICAL SYSTEMS PMO RIVERVIEW CENTER BUILDING 64 THOMAS JOHNSON DRIVE 678 FRONT STREET, NW FREDERICK MD 21702 GRAND RAPIDS MI 49504-5352 —— — 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code) BIOPORT CORPORATION 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 48906 9A. AMENDMENT OF SOLICITATION NO. — 9B. DATED (SEE ITEM 11) (X) 10A. MODIFICATION OF CONTRACT/ORDER NO. W9113M-04-D-0002 — (X) 10B. DATED (SEE ITEM 13) 06-Jan-2004 — CODE 1HOB6 FACILITY CODE —— — 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS — The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 1 5, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. — 12. ACCOUNTING AND APPROPRIATION DATA (If required) — 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 . A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B). — C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X Mutual Agreement - — D. OTHER (Specify type of modification and authority) — E. IMPORTANT: Contractor is not, is required to sign this document and return 2 copies to the issuing office. — 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Add new contract line items for Pentavalent Bot annual testing. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force a nd effect. — 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) 15A. NAME AND TITLE OF SIGNER (Type or print) LYNN M. SELFRIDGE / CONTRACTING OFFICER Robert Kramer, President & CEO TEL: 301-619-2707 EMAIL: Lynn.Selfridge@DET.AMEDO.ARMY.MIL —— — 15B. CONTRACTOR/OFFEROR 16B. UNITED STATES OF AMERICA /s/ Robert Kramer BY /s/ Lynn M. Selfridge —— 15C. DATE SIGNED —— 16C. DATE SIGNED (Signature of person authorized to sign) 11/12/04 (Signature of Contracting Officer) 03-Nov-2004 —— —— —— — STANDARD FORM 30 (REV. 10-83) EXCEPTION TO SF 30 Prescribed by GSA APPROVED BY OIRM 11-84 30-105-04 FAR (48 CFR) 53.243

W9113M-04-D-0002
P00004

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION A — SOLICITATION/CONTRACT FORM
     The total cost of this contract was increased by $52,324.00 from $167,199,522.30 to $167,251,846.30.
SECTION B — SUPPLIES OR SERVICES AND PRICES
     CLIN 0004 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		1		$52,324.00	$52,324.00

	Pentavalent Botulinum Testing FFP Conduct Pentavalent Botulinum Long-Term Interval Testing for lots PBP003 and PBP0004 using Protocol Numbers LTIT2003-001 and LTIT2003-002

	NET AMT				$52,324.00

	Funded Amount				$0.00
     FOB: Destination
SECTION E — INSPECTION AND ACCEPTANCE
The following Acceptance/Inspection Schedule was added for CLIN 0004:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government
(End of Summary of Changes)

1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT J PAGE OF PAGES —— — 1 5 —— — 2. AMENDMENT/MODIFICATION NO 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. P00005 Nov 16 2004 W90GXK33010005 5. PROJECT NO. (If applicable) —— —— —— — 6. ISSUED BY CODE W90GXK 7. ADMINISTERED BY (If other than Item 6) CODE S2303A —— — DCM GRAND RAPIDS CHEMICAL-BIOLOGICAL-MEDICAL SYSTEMS PMO RIVERVIEW CENTER BUILDING 64 THOMAS JOHNSON DRIVE 678 FRONT STREET, NW FREDERICK MD 21702 GRAND RAPIDS MI 49504-5352 —— — 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code) BIOPORT CORPORATION 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 48906 9A. AMENDMENT OF SOLICITATION NO. —— — 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. —— W9113M-04-D-0002 X 10B. DATED (SEE ITEM 13) —— 06-Jan-2004 — CODE 1HOB6 FACILITY CODE —— — 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS — The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. — 12. ACCOUNTING AND APPROPRIATION DATA (If required) — 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 . — A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. — B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B). — C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X Mutual Agreement - — D. OTHER (Specify type of modification and authority) — E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office. — 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Revise quantity of CLIN 0004 in P00004 dated November 3, 2004 from 1 test to 2 tests, and to increase the total value of CLIN 0004 to $104,648. The Statement of Work Paragr aph C.1.4.b. is revised to read: All testing “other than” Pentavalent Botulinum Vaccine.... as included on the attached SOW. FAR 52.216-19 and FAR 52.232-32 of the contract are not applicable to CLIN 0004. Funding will be provided on individual delivery orders. All other terms and conditions of the contract remain unchanged and in full force and effect. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. — 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) 15A. NAME AND TITLE OF SIGNER (Type or print) LYNN M. SELFRIDGE Robert Kramer, President & CEO TEL: EMAIL: —— — 15B. CONTRACTOR/OFFEROR 16B. UNITED STATES OF AMERICA By /s/ Robert Kramer BY_/s/ Lynn M. Selfridge___ —— 15C. DATE SIGNED —— 16C. DATE SIGNED (Signature of person authorized to sign) 11/12/04 (Signature of Contracting Officer) Nov 16, 2004 —— —— —— — STANDARD FORM 30 (REV. 10-83) EXCEPTION TO SF 30 Prescribed by GSA APPROVED BY OIRM 11-84 30-105-04 FAR (48 CFR) 53.243

NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		2		$52,324.00	$104,648.00
	Pentavalent Botulinum Testing FFP Conduct Pentavalent Botulinum Long Term Interval Testing Testing for lots PBP003 and PBP0004 using Protocol Numbers LTIT2003-001 and LTIT2003-002.
Modification P00005 to
Contract W9113M-04-D-0002

Section C. Statement of Work/Specifications
C.1 Summary. The contractor shall provide the necessary qualified personnel, facilities, material, equipment, and services to produce, test, bottle, and place into storage FDA licensed Anthrax Vaccine Adsorbed (AVA) in accordance with the contractor’s standard operating procedures and BioPort’s Food and Drug Administration Biologics License and all federal government regulatory, and statutory requirements applicable to the manufacture, formulation, filling and testing of AVA.
C.1.2 Definitions.
a. Manufacturing Stage is defined as the completion of:
[**]
Upon receipt of test results and internal release by Quality Assurance/Quality Control, the material is advanced to the Formulation Stage.
b. Formulation Stage means the [**]. Upon receipt of test results and internal release by Quality Assurance/Quality Control, the subject lots are advanced to the Filling Stage.
c. Filling Stage means the placement of bulk AVA in vials each containing sufficient volume to allow for 10 full doses. Samples are tested for safety, sterility, and potency. Upon receipt of test results and internal release by Quality Assurance/Quality Control, a release protocol is submitted to the FDA.
d. Release Stage means the receipt from the FDA of a letter releasing a lot of AVA for sale and distribution.
e. FOB Origin is defined as the Contractor’s Facility 3500 N. Martin Luther King Jr., Boulevard, Lansing, Michigan 48906.
f. The term “within” as related to paragraph (a) of FAR 52.217-9, is defined as “at least.”
C.1.3 The production process consists of the following stages:
1. Manufacture
2. Formulation
3. Filling
4. FDA Release
C.1.4 Test and Evaluation During Production
a. The contractor is responsible for establishing and maintaining quality assurance and quality control programs to ensure that product delivered under the contract, and that all testing requirements, meet both FDA regulatory requirements as well as the FDA license for AVA.
MODIFICATION P00005 TO
CONTRACT W9113M-04-D-0002

1

b. All other testing, other than testing of the Pentavalent Botulinum Vaccine, and is presently provided under contract DAMD17-97-D-0003. Upon completion of this contract, the testing requirements shall be incorporated into this contract. The costs for conducting the tests under DAMD17-97-D-0003 are not presently included in this contract.
C.1.5 Shipping
Shipping of the vaccine is presently accomplished under DAMD17-97-D-0003, but shall be incorporated into this contract upon completion. Presently, the cost to ship vaccine is not included in this contract.
C.1.6 Early Delivery of Doses
The Contractor may deliver quantities of AVA doses in advance of the delivery schedule found at Attachment No. 1, Section J of this contract.
C.2 Contractor Use of Government Owned Property.
The Contractor shall have exclusive use of the property owned by the Government at the Contractor’s facility to manufacture AVA doses. A complete list of the Contractor Acquired Property is found in Attachment 2 in Section J of this contract. The fee for using this property shall be $[**] per dose of vaccine produced for private sales. For the first performance period of January 3, 2004 to December 31, 2004, the Contractor may be credited against the last invoice for doses delivered. For all other ensuing contract periods, the Contractor shall credit the usage fee on a monthly basis as the equipment is used in producing an inventory of doses for private sales.
C.3 Dose Equivalent Invoicing.
The Contractor will invoice the Government using a dose equivalent of [**] doses per lot for performance milestones 1, 2, & 3. Upon reaching the fourth and final milestone, the contractor will adjust the final invoice either upward or downward, as appropriate to compensate for any difference in the actual number of doses delivered per lot.
C.4 FDA Action/Inaction
The Contractor shall not be terminated for cause, in accordance with FAR 212-14 (m), if it is unable to deliver AVA doses in accordance with the delivery schedule set forth in Attachment 3 in Section J of the Contract due to action or inaction of the Food and Drug Administration, except to the extent that such action or inaction is a direct consequence of the Contractor’s negligence.
C.5 Notification of Sales.
The contractor agrees to provide notification as a courtesy to the JVAP Product Manager of any sale of AVA to any non-U.S. company or government within five business days of making the sale.
C.6 Reporting
The contractor shall provide a Monthly Contract Status Report. During the base contract period of January 1, 2004 to December 31, 2004, the report shall be submitted weekly at the conclusion of the business week. The weekly report shall provide the same information as the monthly reports provide as of November 20, 2003, submitted under contract DAMD17-98-C-8052. Changes in the frequency of this data item may occur in the option periods.
C.7 Government Space in Contractor’s Facility
MODIFICATION P00005 TO
CONTRACT W9113M-04-D-0002

2

The contractor shall provide office space within the contractor’s facility to accommodate a Defense Contract Management Agency representative and JVAP representative(s) who will be onsite on a full-time basis.
C.8 Public Release of Information.
The contractor agrees to provide an advance copy of any release of information if there is a reference to the Anthrax Vaccine Program or if the information released may impact the Anthrax Vaccine Program. This provision is not intended to restrict dissemination of corporate information or the release of any information related to this Contract to third parties conducting normal due diligence on the Contractor in connection with capital raising activities or other types of corporate reorganizations where such release may be required. The advance notice will allow the DoD time to facilitate a response to any potential inquiries resulting from the information release and to be alert to the possibility of the inadvertent release of information, which could be taken out of context.
End of Section C.
MODIFICATION P00005 TO
CONTRACT W9113M-04-D-0002

3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT J PAGE OF PAGES —— - 1. CONTRACT ID CODE 1 2 —— — 2. AMENDMENT/MODIFICATION NO 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) P00006 01/04/04 N/A N/A —— —— —— — 6. ISSUED BY CODE W9113M 7. ADMINISTERED BY (If other than Item 6) CODE S2101A —— — U.S. Army Space and Missile Defense Command ATTN: SMDC-CM-CB DCMA Detroit-Grand Rapids 64 Thomas Johnson Drive 678 Front Street, NW Frederick, MD 21702 Grand Rapids, MI 49504 —— — 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) BioPort Corporation 3500 N. Martin Luther King, Jr. Blvd Lansing, MI 48906 (X) 9A. AMENDMENT OF SOLICITATION NO. —— —— — 9B. DATED (SEE ITEM 11) — X 10A. MODIFICATION OF CONTRACT/ORDER NO. —— W9113M-04-D-0002 — 10B. DATED (SEE ITEM 11) 01/02/04 CODE FACILITY CODE —— — 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS — The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 1 5, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. — 12. ACCOUNTING AND APPROPRIATION DATA (If required) Not applicable — 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 . — A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER CHECK ONE NO. IN ITEM 10A. —— — B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). — C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X FAR 52.212-4 (c) —— — D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office. — 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See Page 2. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. — 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Robert G. Kramer, President & CEO Lynn M. Selfridge —— — 15B. CONTRACTOR/OFFEROR 16B. UNITED STATES OF AMERICA /s/ Robert G. Kramer /s/ Lynn M. Selfridge —— 15C. DATE SIGNED —— 16C. DATE SIGNED (Signature of person authorized to sign) 2/3/05 (Signature of Contracting Officer) 2/8/05 —— —— —— — NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

4

A. This modification adds the following functions to this contract (previously provided under DAMD17-97-D-0003):
(1)	Maintain current level of security at BioPort’s production facility in Lansing, MI that is used to produce and store the Government’s purchase of Anthrax Vaccine Adsorbed.

(2)	Printing labels, labeling of vials and packaging for shipment of AVA produced under this contract.

(3)	Potency testing on stability lots produced under this contract.

(4)	Stability test consisting of chemistry, sterility, and safety, on the doses produced under this contract:
B. The effective date for the above cited additional functions is January 02, 2004.
C. Consideration for incorporation of the additional functions cited above is provided by revising the dose price for each performance periods comprising the contract as follows.

Contract Line Item No.	Old Price/dose		Adjusted Price/dose
0001	$	[**]	$	[**]
0002	$	[**]	$	[**]
0003	$	[**]	$	[**]
D. The minimum and maximum quantities included in the Section B of the contract do not change as a result of this modification.
E. The contractor agrees to process revised payment requests upon receipt of a modification to delivery orders 0001 and 0002 without additional dose price increases.
Funding for the additional functions in paragraph A(1) through A(4) shall be provided on modifications to delivery order number 0001 and 0002.
G. All other terms and conditions of the contract remain unchanged and in full force and effect.
Modification P00006 to W9113M-04-D-0002, page 2 of 2

1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT J PAGE OF PAGES —— — 1 2 —— — 2. AMENDMENT/MODIFICATION NO 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 01 02/16/05 N/A N/A —— —— —— — 6. ISSUED BY CODE W9113M 7. ADMINISTERED BY (If other than Item 6) CODE S2303A —— — U.S. Army Space and Missile Defense Command DCMA Grand Rapids ATTN: SMDC-CM-CB Riverview Center Building 64 Thomas Johnson Drive 678 Front Street, NW Frederick, MD 21702 Grand Rapids, MI 49504-5352 —— — 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) BioPort Corporation 3500 N. Martin Luther King Jr. Blvd Lansing, MI 48906 (X) 9A. AMENDMENT OF SOLICITATION NO. —— —— — 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. X W9113M-04-D-0002-0001 —— — 10B. DATED (SEE ITEM 11) 01/02/04 — CODE 1HNOB6 FACILITY CODE —— — 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS — The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 1 5, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. — 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Block 14, below. — 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 . — A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER CHECK ONE NO. IN ITEM 10A. —— — B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). — C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X FAR 52.212-4 —— — D. OTHER (Specify type of modification and authority) — E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office. — 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) This instrument modifies delivery order number 0001 issued under the provisions of contract W9113M-04-D-0002, as a result of contract modification P00006 dated February 8, 2005. The price per dose of the commercially available anthrax vaccine (the DoD’s Anthrax Vaccine Adsorbed) is increased to cover the additional expense for labels, labeling, packaging for shipment, stability testing, potency testing, and the provision of security at the BioPort Lansing, MI facility. The revised dose price is $[**]. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. — 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Robert G. Kramer, President & CEO Lynn M. Selfridge —— — 15B. CONTRACTOR/OFFEROR 16B. UNITED STATES OF AMERICA /s/ Robert G. Kramer /s/ Lynn M. Selfridge —— 15C. DATE SIGNED —— 16C. DATE SIGNED (Signature of person authorized to sign) 2/17/05 (Signature of Contracting Officer) 2/17/05 —— —— —— — NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

Section B of delivery order no. 0001 is revised as follows:

ITEM NO	SUPPLIES	MIN QTY	UNIT	UNIT PRICE		AMOUNT
0001	AVA Vaccine	[**]	Dose	$	[**]	$32,408,552.40
The total price of delivery order no. 0001 is increased front $29,722,975.80 by $2,685,576.60 to $32,408,552.40.
Section G of delivery order no. 0001 is revised to increase the obligated dollar amount to $32,408.552.40.
There are no revisions to the accounting and appropriation data or the ACRN cited in Section G of delivery order no. 0001.
All other terms and conditions of the delivery order remain unchanged and in full force and effect.
Modification 01 to
Delivery Order 0001 to
Contract No. W9113M-04-D-0002

1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT J PAGE OF PAGES —— —
1 2
—— — 2. AMENDMENT/MODIFICATION NO 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 01 02/16/05 N/A N/A —— —— —— —
6. ISSUED BY CODE W9113M 7. ADMINISTERED BY (If other than Item 6) CODE S2303A —— — U.S. Army Space and Missile Defense Command DCMA Grand Rapids ATTN: SMDC-CM-CB Riverview Center Building 64 Thomas Johnson Drive 678 Front Street, NW Frederick, MD 21702 Grand Rapids, MI 49504-5352 —— —
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) BioPort Corporation 3500 N. Martin Luther King Jr. Blvd Lansing, MI 48906 (X) 9A. AMENDMENT OF SOLICITATION NO. —— —— —
9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. X W9113M-04-D-0002-0002 —— — 10B. DATED (SEE ITEM 11) 01/02/04 CODE 1HOB6 FACILITY CODE —— —
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS — The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 1 5, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. — 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Block 14, below. — 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 .
— A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER CHECK ONE NO. IN ITEM 10A. —— —
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). — C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X FAR 52.212-4 —— —
D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office. — 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) This instrument modifies delivery order number 0002 issued under the provisions of contract W9113M-04-D-0002, as a result of contract modification P00006 dated February 8, 2005. The price per dose of the commercially available anthrax vaccine (the DoD’s Anthrax Vaccine Adsorbed) is increased to cover the additional expense for labels, labeling, packaging for shipment, stability testing, potency testing, and the provision of security at the BioPort Lansing, MI facility. The revised dose price is $[**]. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. — 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Robert G. Kramer, President & CEO Lynn M. Selfridge —— —
15B. CONTRACTOR/OFFEROR 16B. UNITED STATES OF AMERICA /s/ Robert G. Kramer /s/ Lynn M. Selfridge —— 15C. DATE SIGNED —— 16C. DATE SIGNED (Signature of person authorized to sign) 2/17/05 (Signature of Contracting Officer) 2/17/05 —— —— —— —
NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

Section B of delivery order no. 0002 is revised as follow:

ITEM NO	SUPPLIES	MIN QTY	UNIT	UNIT PRICE		AMOUNT
0002	AVA Vaccine	[**]	Dose	$	[**]	$36,870,814.50
The total price of delivery order no. 0002 is increased from $36,196,254.90 by $674,559.60 to $36,870,814.50.
Section G of delivery order no. 0002 is revised to increase the obligated dollar amount to $36,870,814.50.
There are no revisions to the accounting and appropriation data or the ACRN cited in Section G of delivery order no. 0002.
All other terms and conditions of the delivery order remain unchanged and in full force and effect.
Modification 01 to
Delivery Order 0002 to
Contract No. W9113M-04-D-0002

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE			PAGE	OF	PAGES
						J		1		2

2. AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (If applicable)
04			01-Oct-2006	[Illegible]

6. ISSUED BY		CODE	W9113M	7. ADMINISTERED BY (If other than Item 6)			CODE	S2303A

US ARMY SPACE & MISSILE DEFENSE COMMAND				DCM GRAND RAPIDS
SMDC-RDCM				RIVERVIEW CENTER BUILDING
PO BOX 1500				678 FRONT STREET, NW
HUNTSVILLE, AL 15807-3501				GRAND RAPIDS MI 49504-5352

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP Code)							9A.	AMENDMENT OF SOLICITATION NO.

BIOPORT CORPORATION
3500 N MARTIN LUTHER KING BLVD
LANSING MI 48906
							9B.	DATED (SEE ITEM 11)
					X		10A.	MODIFICATION OF CONTRACT/ORDER NO.
W9113M-04-D-0002-0001
					X		10B.	DATED (SEE ITEM 13)
CODE	1HOB6		FACILITY CODE				06-Jan-2004
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers      ☐ is extended,      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of Both Parties

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return    1    copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: oconnels0767 See Attached

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Robert G. Kramer, President & CEO		Lynn M. Selfridge
		TEL:		EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED

October 12, 2006
/s/ Robert G. Kramer	10/12/06	By /s/ Lynn M. Selfridge
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30		30-105-04		STANDARD FORM 30 (REV. 10-83)
APPROVED BY OIRM 11-84				Prescribed by GSA
FAR (48 CFR) 53.243

W9113M-04-D-0002
0001

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
A. DELIVERY INFORMATION
The delivery schedule is revised as follows:

FROM:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	30-SEP-2006	1,297,380	Contractor’s Facility
			FOB: Origin

TO:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	30-SEP-2006	[**]	Contractor’s Facility
	31-DEC-2006	[**]	FOB: Origin
Those doses delivered on 31 Dec 06 shall have at least 30 months remaining shelflife, determined by the date of submission of the DD250 to the Government.
B. The parties specifically agree that consideration for the extension of the delivery date shown above is the removal of the proprietary markings from the Pentavalent Botulinum Toxoid (PBT) documents submitted with the test reports, for USAMMDA use only.
(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE			PAGE	OF	PAGES
						J		1		2

2. AMENDMENT/MODIFICATION NO			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (If applicable)
			01-Oct-2006	[Illegible]

6. ISSUED BY		CODE	W9113M	7. ADMINISTERED BY (If other than Item 6)			CODE	S2303A

US ARMY SPACE & MISSILE DEFENSE COMMAND				DCM GRAND RAPIDS
SMDC-RDCM				RIVERVIEW CENTER BUILDING
PO BOX 1500				678 FRONT STREET, NW
HUNTSVILLE, AL 15807-3501				GRAND RAPIDS MI 49504-5352

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)							9A.	AMENDMENT OF SOLICITATION NO.

BIOPORT CORPORATION
3500 N MARTIN LUTHER KING BLVD
LANSING MI 48906
							9B.	DATED (SEE ITEM 11)
					X		10A.	MODIFICATION OF CONTRACT/ORDER NO.
W9113M-04-D-0002-0004
					X		10B.	DATED (SEE ITEM 13)
CODE	1HOB6		FACILITY CODE				01-Jan-2006
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers      ☐ is extended,      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B).

✗	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of Both Parties

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return    1    copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: oconnels0768 See Attached

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Robert G. Kramer, President & CEO
		TEL:		EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED

October 12, 2006
/s/ Robert G. Kramer	10/12/06	By /s/ Lynn M. Selfridge
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30		30-105-04		STANDARD FORM 30 (REV. 10-83)
APPROVED BY OIRM 11-84				Prescribed by GSA
FAR (48 CFR) 53.243

W9113M-04-D-0002
0004

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
A. DELIVERY INFORMATION
The delivery schedule is revised as follows:

FROM:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0003	30 SEP 06	1,034,930	BioPort Corporation
			3500 N. Martin Luther King Jr., Blvd
			Lansing, MI 48906
0004	30 SEP 06	[**]	Same as Above

TO:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0003	30 SEP 06	[**]	BioPort Corporation
	31 DEC 06	[**]	3500 N. Martin Luther King Jr., Blvd
Lansing, MI 48906
0004	31 DEC 06	[**]	Same as Above
Those doses delivered on 31 Dec 06 shall have at least 30 months remaining shelflife, determined by the date of submission of the DD250 to the Government.
B. The parties specifically agree that consideration for the extension of the delivery date shown above is the removal of the proprietary markings from the Pentavalent Botulinum Toxoid (PBT) documents submitted with the test reports, for USAMMDA use only.
(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE			PAGE	OF	PAGES
						J		1		2

2. AMENDMENT/MODIFICATION NO			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (If applicable)
P00009			30-Sep-2006	[Illegible]

6. ISSUED BY		CODE	W9113M	7. ADMINISTERED BY (If other than Item 6)			CODE	S2303A

US ARMY SPACE & MISSILE DEFENSE COMMAND				DCM GRAND RAPIDS
SMDC-RDCM				RIVERVIEW CENTER BUILDING
PO BOX 1500				678 FRONT STREET, NW
HUNTSVILLE, AL 15807-3501				GRAND RAPIDS MI 49504-5352

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)							9A.	AMENDMENT OF SOLICITATION NO.

BIOPORT CORPORATION
3500 N MARTIN LUTHER KING BLVD
LANSING MI 48906
							9B.	DATED (SEE ITEM 11)
					X		10A.	MODIFICATION OF CONTRACT/ORDER NO.
W9113M-04-D-0002
					X		10B.	DATED (SEE ITEM 13)
CODE	1H0B6		FACILITY CODE				06-Jan-2004
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers      ☐ is extended,      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43. 103 (B).

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of both Parties

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return    1    copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section heading, including solicitation/contract subject matter where feasible.)

Modification Control Number: oconnels082517

See Attached.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Robert G. Kramer, President & CEO
		TEL:		EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED

October 12, 2006
/s/ Robert G. Kramer	10/12/06	By /s/ Lynn M. Selfridge
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30		30-105-04		STANDARD FORM 30 (REV. 10-83)
APPROVED BY OIRM 11-84				Prescribed by GSA
FAR (48 CFR) 53.243

W9113M-04-D-0002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
A. CLIN 0003 ordering period is changed to read from “January 1, 2006 through September 30, 2006” to “January 1, 2006 through February 16, 2007”.
B. Clauses in Section I. are revised as follows:
52.216-18 ORDERING, paragraph (a) is changed to read from “January 3, 2004 through September 30, 2006” to “January 3, 2004 through February 16, 2007”
52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT, paragraph (c) is hereby changed from “33 months” to “38 months”.
C. By extending the dates for which the government may issue further delivery orders against this contract, the contractor agrees that it may also benefit from the contract extension and serves as the consideration due under any clause of this contract.
D. All other terms and conditions of this contract remain the same and in full force and effect.
(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE			PAGE	OF	PAGES
						J		1		2

2. AMENDMENT/MODIFICATION NO			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (If applicable)
02			01-Oct-2006	[Illegible]

6. ISSUED BY		CODE	W9113M	7. ADMINISTERED BY (If other than Item 6)			CODE	S2303A

US ARMY SPACE & MISSILE DEFENSE COMMAND				DCM GRAND RAPIDS
SMDC-RDCM				RIVERVIEW CENTER BUILDING
PO BOX 1500				678 FRONT STREET, NW
HUNTSVILLE, AL 15807-3501				GRAND RAPIDS MI 49504-5352

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County State and ZIP Code)							9A.	AMENDMENT OF SOLICITATION NO.

BIOPORT CORPORATION
3500 N MARTIN LUTHER KING BLVD
LANSING MI 48906
							9B.	DATED (SEE ITEM 11)
					X		10A.	MODIFICATION OF CONTRACT/ORDER NO.
W9113M-04-D-0002-0005
					X		10B.	DATED (SEE ITEM 13)
CODE	1HOB6		FACILITY CODE				14-Jun-2006
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers      ☐ is extended,      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B).

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of Both parties

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return    1    copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: oconnels0770 See Attached

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Robert G. Kramer, President & CEO		Lyan M. selfridge
		TEL:		EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED

Oct 12, 2006
/s/ Robert G. Kramer	10/12/06	By /s/ Lynn M. Selfridge
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30		30-105-04		STANDARD FORM 30 (REV. 10-83)
APPROVED BY OIRM 11-84				Prescribed by GSA
FAR (48 CFR) 53.243

W9113M-04-D-0002
0005

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
A. DELIVERY INFORMATION
The delivery schedule is revised as follows:

FROM:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0005	30-SEP-2006	[**]	Contractor’s Facility
FOB: Origin

TO:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0005	31-DEC-2006	[**]	Contractor’s Facility
FOB: Origin
Those doses delivered on 31 Dec 06 shall have at least 30 months remaining shelflife, determined by the date of submission of the DD250 to the Government.
B. The parties specifically agree that consideration for the extension of the delivery date shown above is the removal of this proprietary markings from the Pentavalent Botulinum Toxoid (PBT) documents submitted with the test reports, for USAMMDA use only.
(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE			PAGE	OF	PAGES
						J		1		2

2. AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (If applicable)
02			01-Oct-2006	SEE SCHEDULE

6. ISSUED BY		CODE	W9113M	7. ADMINISTERED BY (If other than Item 6)			CODE	S2303A

US ARMY SPACE & MISSILE DEFENSE COMMAND				DCM GRAND RAPIDS
SMDC-RDCM				RIVERVIEW CENTER BUILDING
PO BOX 1500				678 FRONT STREET, NW
HUNTSVILLE, AL 15807-3501				GRAND RAPIDS MI 49504-5352

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County Sate and ZIP Code)							9A.	AMENDMENT OF SOLICITATION NO.

BIOPORT CORPORATION
3500 N MARTIN LUTHER KING BLVD
LANSING MI 48906
							9B.	DATED (SEE ITEM 11)
					X		10A.	MODIFICATION OF CONTRACT/ORDER NO.
W9113M-04-D-0002-0006
					X		10B.	DATED (SEE ITEM 13)
CODE	1HOB6		FACILITY CODE				22-Sep-2006
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers      ☐ is extended      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43. 103 (B).

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of Both Parties

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return    1    copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract, subject matter where feasible.)

Modification Control Number: oconnels076B See Attached

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Robert G. Kramer, President & CEO		Lyan M. selfridge
		TEL:		EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED

October 12, 2006
/s/ Robert G. Kramer	10/12/06	By /s/ Lynn M. Selfridge
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30		30-105-04		STANDARD FORM 30 (REV. 10-83)
APPROVED BY OIRM 11-84				Prescribed by GSA
FAR (48 CFR) 53.243

W9113M-O4-D-0OO2
0006

SECTION SF30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
A. DELIVERY INFORMATION
The delivery schedule is revised as follows:

FROM:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0003	30 Jun 07	[**]	BioPort Corporation
3500 N. Martin Luther King Jr., Blvd
Lansing, MI 48906
	31 Jul 07	[**]	Same as above
	31 Aug 07	[**]	Same as above
0004	31 Aug 07	[**]	Same as above
	30 Sep 07	[**]	Same as above
	31 Oct 07	[**]	Same as above
	30 Nov 07	[**]	Same as above
	31 Dec 07	[**]	Same as above

TO:
CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0003	31 Mar 07	[**]	BioPort Corporation
3500 N. Martin Luther King Jr., Blvd
Lansing, MI 48906
	30 Apr 07	[**]	Same as above
	31 May 07	[**]	Same as above
0004	31 May 07	[**]	Same as above
	30 Jun 07	[**]	Same as above
	31 Jul 07	[**]	Same as above
	31 Aug 07	[**]	Same as above
	30 Sep 07	[**]	Same as above
The above delivery schedule is subject to the ‘‘Early Delivery of Doses” clause found at section C.1.6 upon FDA approval of a supplement extending the shelf-life of BioThrax to four years.
B. The parties specifically agree that consideration for the early delivery of doses shown above is the contractors best efforts to obtain AVA shelf-life extension to four years.
(End of Summary of Changes)